                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                      GATEFIELD CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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
                                     [LOGO]

                             47100 BAYSIDE PARKWAY
                           FREMONT, CALIFORNIA 94538

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 15, 1997

                            ------------------------

To the Stockholders of GateField Corporation:

    The Annual Meeting of Stockholders of GateField Corporation (the "Company") will be held at 47100 Bayside Parkway, Fremont, California 94538, on Monday, December 15, 1997 at 3:30 p.m., local time, to consider and act upon the following matters:

    1. To elect four directors. If the proposed amendment to the Company's Certificate of Incorporation providing for a classified Board of Directors (proposal two below) is adopted, the four directors will be elected to a classified Board, with the Class I director being initially elected for a one-year term, the Class II directors being initially elected for a two-year term, and the Class III director being initially elected for a three-year term. If the proposed amendment is not adopted, all four directors will be elected for a one-year term.

    2. To approve an amendment to the Company's Certificate of Incorporation providing for the classification of the Board of Directors into three classes, with members of each class serving staggered three-year terms.

    3. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 40,000,000 to 65,000,000 shares.

    4. To approve the issuance of securities of the Company exceeding twenty percent of the outstanding Common Stock of the Company.

    5. To ratify the selection of Deloitte & Touche LLP as independent auditors for the Company for the current fiscal year.

    6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Stockholders of record at the close of the business on November 10, 1997 will be entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders will be available for inspection ten days prior to the meeting at the Company's executive offices, located at 47100 Bayside Parkway, Fremont, California.

                                          By Order of the Board of Directors

                                          Douglas E. Klint
                                          SECRETARY

Fremont, California
November 24, 1997

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                             GATEFIELD CORPORATION
                             47100 BAYSIDE PARKWAY
                           FREMONT, CALIFORNIA 94538

                            ------------------------

                                PROXY STATEMENT
          FOR THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 15, 1997

                            ------------------------

                                  INTRODUCTION

GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GateField Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on December 15, 1997, and at any adjournment of that meeting. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

    The Company's Annual Report for the year ended December 31, 1996 was mailed to stockholders, along with these proxy materials, on or about November 24, 1997.

QUORUM REQUIREMENT

    At the close of business on November 10, 1997, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 35,538,756 shares of Common Stock of the Company and 1,000,000 shares of Series B Convertible Preferred Stock of the Company (the "Preferred Stock"), constituting all of the outstanding voting stock of the Company. Holders of Common Stock are entitled to one vote per share. Holders of Preferred Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Preferred Stock held by such holder are convertible. Holders of Preferred Stock are entitled to an aggregate of 4,582,500 votes.

    The holders of a majority of the votes represented by the shares of Common Stock and Preferred Stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock and Preferred Stock represented in person or by proxy (including shares which abstain or otherwise do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

VOTES REQUIRED

    The affirmative vote of the holders of shares representing a plurality of the votes cast by the holders of the Common Stock and Preferred Stock is required for the election of directors. The affirmative vote of the holders of shares representing a majority of the votes represented by the holders of the Common Stock and Preferred Stock present and entitled to vote at the meeting on the matter is required for the approval of proposal four (the proposed issuance of securities exceeding twenty percent of the outstanding Common Stock of the Company) and proposal five (ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year). The affirmative vote of the holders of shares representing a majority of the votes represented by the holders of Common Stock and Preferred Stock outstanding on the record date is required for approval of proposal two (the proposed amendment to the Company's Certificate of Incorporation providing for the classification of the Board of Directors) and proposal three (the proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock).

    Shares which abstain from voting as to a particular matter, and shares held in "street name" by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will not be voted in favor of such matter, and also will not be counted as votes cast on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast on a matter (such as the election of directors, the approval of the proposed issuance of securities exceeding twenty percent of the outstanding Common Stock of the Company and the ratification of the selection of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year). However, because shares which abstain and shares represented by "broker non-votes" are considered outstanding shares, abstentions and "broker non-votes" with respect to a matter that requires the affirmative vote of a certain percentage of the outstanding shares (such as the proposed amendments to the Company's Certificate of Incorporation) will have the same effect as a vote against such matter.

BENEFICIAL OWNERSHIP OF VOTING STOCK

    The following table sets forth the beneficial ownership of the Company's Common Stock and Preferred Stock as of November 10, 1997 (i) by each person who is known by the Company to beneficially own more than 5% of the outstanding shares of either the Common Stock or Preferred Stock, (ii) by each director and nominee for director, (iii) by each of the executive officers named in the Summary Compensation Table set forth under the caption "Executive Compensation" below (the "Named Executives"), and (iv) by all current directors, nominees for director and executive officers as a group.

                                                                     COMMON STOCK                PREFERRED STOCK
                                                             ----------------------------  ----------------------------
                                                              NUMBER OF    PERCENTAGE OF    NUMBER OF    PERCENTAGE OF
                                                               SHARES       OUTSTANDING      SHARES       OUTSTANDING
                                                             BENEFICIALLY     COMMON       BENEFICIALLY    PREFERRED
BENEFICIAL OWNER                                              OWNED(1)       STOCK(2)       OWNED(1)         STOCK
-----------------------------------------------------------  -----------  ---------------  -----------  ---------------
5% STOCKHOLDERS
Idanta Partners Ltd. (3) ..................................   5,580,251           13.6%     1,000,000            100%
  4660 La Jolla Village Drive
  Suite 850
  San Diego, CA 92122

DIRECTORS/NOMINEES
James R. Fiebiger (4)......................................     145,000          *                  0          *
Benjamin Huberman (5)......................................     110,000          *                  0          *
Horst G. Sandfort (6)......................................      57,595          *                  0          *
David J. Dunn (7)..........................................   5,524,448           13.5%       990,000           99.0%
Jonathan S. Huberman (8)...................................   4,408,398           11.0%       790,000           79.0%

OTHER NAMED EXECUTIVES
Douglas E. Klint (9).......................................      33,542          *                  0          *
Charles R. Olson (10)......................................           0          *                  0          *
Phillips W. Smith (11).....................................     608,293            1.7%             0          *
All current directors, nominees for director and executive
  officers as a group (8 persons) (12).....................   6,478,878           15.4%       990,000           99.0%

------------------------

 * Less than 1%

 (1) Each stockholder possesses sole voting and investment power with respect to the shares listed, except as otherwise indicated. In accordance with the rules of the Securities and Exchange Commission, each stockholder is deemed to beneficially own any shares subject to stock options, warrants or convertible securities which are currently exercisable or which become exercisable within 60 days after November 10, 1997, and any reference in these footnotes to shares subject to stock options, warrants and convertible securities held by the person or entity in question refers only to such stock options, warrants and convertible securities. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

 (2) Number of shares deemed outstanding includes 35,538,756 shares outstanding as of November 10, 1997 and any shares subject to stock options, warrants or convertible securities held by the person or entity in question.

 (3) Consists of (i) 790,000 shares of Preferred Stock, 3,620,175 shares of Common Stock issuable upon conversion of the Preferred Stock and 788,223 shares of Common Stock issuable upon the exercise of warrants held by Idanta Partners Ltd. ("Idanta"), (ii) 200,000 shares of Preferred Stock, 916,500 shares of Common Stock issuable upon conversion of the Preferred Stock and 199,550 shares of Common Stock issuable upon the exercise of warrants held by the Dunn Family Trust, and (iii) 10,000 shares of Preferred Stock, 45,825 shares of Common Stock issuable upon conversion of the Preferred Stock and 9,978 shares of Common Stock issuable upon the exercise of warrants held by the Perscilla Faily Trust. David J. Dunn, a nominee for director of the Company and Perscilla Faily are the trustees of trusts (the Dunn Family Trust and the Perscilla Faily Trust, respectively), each of which are, along with Jonathan S. Huberman, a nominee for director of the Company, the general partners of Idanta and share voting and dispositive power with respect to shares owned by Idanta. David J. Dunn is the trustee of the Dunn Family Trust and possesses sole voting and dispositive power with respect to the shares owned by the Dunn Family Trust. Perscilla Faily is the trustee of the Perscilla Faily Trust and possesses sole voting and dispositive power with respect to the shares owned by the Perscilla Faily Trust.

 (4) Includes 30,000 shares issuable upon the exercise of outstanding warrants and 100,000 shares issuable upon the exercise of outstanding stock options which will vest on December 31, 1997 based on the attainment of certain management business objectives. Does not include stock options to purchase 600,000 shares of Common Stock granted to Mr. Fiebiger in 1997, none of which were exercisable as of November 10, 1997 or, except as described above, will be exercisable within sixty-day period thereof.

 (5) Includes 80,000 shares issuable upon the exercise of outstanding warrants.

 (6) Consists of 57,595 shares issuable upon the exercise of outstanding warrants.

 (7) Consists of (i) 790,000 shares of Preferred Stock, 3,620,175 shares of Common Stock issuable upon conversion of the Preferred Stock and 788,223 shares of Common Stock held by Idanta and (ii) 200,000 shares of Preferred Stock, 916,500 shares of Common Stock issuable upon conversion of the Preferred Stock and 199,550 shares of Common Stock issuable upon the exercise of warrants held by the Dunn Family Trust. David J. Dunn and Perscilla Faily are the trustees of trusts (the Dunn Family Trust and the Perscilla Faily Trust, respectively), each of which are, along with Jonathan S. Huberman, the general partners of Idanta and share voting and dispositive power with respect to shares owned by Idanta. David J. Dunn is the trustee of the Dunn Family Trust and possesses sole voting and dispositive power with respect to the shares owned by the Dunn Family Trust.

 (8) Consists of 790,000 shares of Preferred Stock, 3,620,175 shares of Common Stock issuable upon conversion of the Preferred Stock and 788,223 shares of Common Stock issuable upon the exercise of warrants held by Idanta. Jonathan S. Huberman is a general partner of Idanta, and shares voting and dispositive power with respect to such shares with David J. Dunn, the trustee of the Dunn Family Trust, and Perscilla Faily, the trustee of the Perscilla Faily Trust.

 (9) Includes 33,542 shares issuable upon the exercise of outstanding stock options which will vest on December 31, 1997 based on the attainment of certain management business objectives.

(10) Mr. Olson resigned as an officer of the Company in October 1996.

(11) Mr. Smith resigned as a director and officer of the Company in September 1997.

(12) Includes 1,000,000 shares of Preferred Stock, 4,582,500 shares of Common Stock issuable upon conversion of the Preferred Stock and 1,258,085 shares issuable upon the exercise of outstanding options and warrants.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    At this Annual Meeting, the stockholders will vote to elect one Class I Director, whose term will expire at the 1998 Annual Meeting, two Class II Directors, whose terms will expire at the 1999 Annual Meeting, and one Class III Director, whose term will expire at the 2000 Annual Meeting (in all cases subject to the election and qualification of their successors or to their earlier death, resignation or removal).

    The persons named in the enclosed proxy will vote to elect James R. Fiebiger as a Class I Director, David J. Dunn and Horst G. Sandfort as Class II Directors, and Jonathan S. Huberman as a Class III Director, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. Messrs. Fiebiger and Sandfort are currently directors of the Company. Messrs. Jonathan Huberman and Dunn have been nominated by the Board of Directors for election in place of Mr. Benjamin Huberman, who is currently a director of the Company but is not standing for re-election, and Mr. Smith, who resigned as a director in September 1997. Messrs. Jonathan Huberman and Dunn are being nominated in accordance with the terms of a Stock Purchase Agreement (the "Idanta Agreement"), dated November 10, 1997, among the Company, Idanta Partners Ltd., the Dunn Family Trust and the Perscilla Faily Trust (collectively, the "Idanta Entities"). Jonathan S. Huberman is the son of Benjamin Huberman. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors.

    If proposal two, the proposed amendment to the Company's Certificate of Incorporation to provide for the classification of the Board of Directors, is not adopted, all four directors will be elected for a one-year term expiring at the 1998 Annual Meeting of Stockholders (subject to the election and qualification of their successors or to their earlier death, resignation or removal).

NOMINEES FOR DIRECTOR OF THE COMPANY

    Set forth below are the names and certain information with respect to each nominee for director of the Company.

    NOMINEE FOR CLASS I DIRECTOR (NOMINATED FOR INITIAL TERM EXPIRING AT THE
     1998 ANNUAL MEETING)

    JAMES R. FIEBIGER, age 56, has been a director of the Company since 1994. Mr. Fiebiger has been President and Chief Executive Officer of the Company since October 1997, and was President of the GateField Division of the Company from June 1997 to October 1997. Dr. Fiebiger had been a Consultant for the semiconductor industry since serving as President and Chief Operating Officer of VLSI Technology, Inc., a manufacturer of semiconductors, from February 1988 to August 1993. Previous positions include President and CEO of Thomson-Mostek and Senior Vice President and Assistant General Manager of Motorola's Worldwide Semiconductor Sector. Dr. Fiebiger is currently a member of the Board of Directors of Mentor Graphics Corporation and Thunderbird Technology, Inc.

    NOMINEES FOR CLASS II DIRECTOR (NOMINATED FOR INITIAL TERM EXPIRING AT THE
     1999 ANNUAL MEETING)

    DAVID J. DUNN, age 66, has been Chairman of the Board of Directors of Iomega Corporation since 1980. Mr. Dunn has been Managing Partner of Idanta, a venture capital firm, since 1971. Mr. Dunn is being nominated as a Class II director in accordance with the terms of the Idanta Agreement.

    HORST G. SANDFORT, age 55, has been a director of the Company since 1995. Mr. Sandfort has served as President and CEO of Intellon Corporation since June 1997. From September 1995 to June 1997 he was the President of the GateField Division of the Company. From 1991 to September 1995, he was the

Executive Vice President for Geographic Markets at LSI Logic, where he was responsible for Sales, Marketing and Engineering in Asia, Canada, Europe and the United States.

    NOMINEE FOR CLASS III DIRECTOR (NOMINATED FOR INITIAL TERM EXPIRING AT THE
     2000 ANNUAL MEETING)

    JONATHAN S. HUBERMAN, age 32, has been with Idanta since 1995, most recently as General Partner. Mr. Huberman is being nominated as a Class III director pursuant to the Idanta Agreement. Mr. Huberman was a Management Consultant with the Boston Consulting Group, a management consulting company, from 1992 to 1995. Previously, he was a Marketing Manager at Cray Research, Inc. Mr. Huberman is currently a member of the Board of Directors of HyperParallel, Inc., Boxer Cross Corporation and Cosmederm Technologies, Inc.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

    Messrs. Jonathan Huberman and Dunn are being nominated to serve as directors of the Company in accordance with the terms of a Stock Purchase Agreement (the "Idanta Agreement"), dated November 10, 1997, among the Company, Idanta Partners Ltd ("Idanta"), the Dunn Family Trust and the Perscilla Faily Trust (collectively, the "Idanta Entities"). On November 10, 1997, the Company, pursuant to the Idanta Agreement, issued to the Idanta Entities an aggregate of 1,000,000 shares of Series B Convertible Preferred Stock (convertible into up to 6,110,000 shares of Common Stock) and warrants to purchase an aggregate of up to 997,751 shares of Common Stock at an exercise price of $1.00 per share (collectively, the "Warrants"), for an aggregate purchase price of $4.5825 million. Upon the satisfaction of the conditions set forth in the Idanta Agreement (including stockholder approval of proposal two, proposal three and proposal four of this Proxy Statement), the Company will issue an aggregate of 4,582,500 shares of Common Stock to the Idanta Entities at a purchase price of $1.00 per share, and upon such issuance of Common Stock, the Warrants shall be cancelled. For a more complete description of the transaction with the Idanta Entities, see proposal four below. Mr. Jonathan Huberman is the son of Benjamin Huberman and is a general partner of Idanta. Mr. Dunn is the Managing General Partner of Idanta and is the trustee of the Dunn Family Trust.

    Pursuant to the Idanta Agreement, the Company has agreed to cause Messrs. Jonathan Huberman and David Dunn to be nominated for election to the Company's Board of Directors at this Annual Meeting, and for re-election to the Board of Directors on each proxy statement filed for each subsequent meeting of stockholders as their respective terms expire, until the earlier of (i) the date the Company first reports Annual Net Income (as defined in the Idanta Agreement) of at least $15 million and (ii) the date that the Idanta Entities (and their affiliates) owns less than one-half of the total number of shares of preferred stock and common stock purchased pursuant to the Idanta Agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Messrs. Jonathan Huberman and Dunn are being nominated to serve as directors of the Company in accordance with the terms of a Stock Purchase Agreement (the "Idanta Agreement"), dated November 10, 1997, among the Company, Idanta Partners Ltd ("Idanta"), the Dunn Family Trust and the Perscilla Faily Trust (collectively, the "Idanta Entities"). On November 10, 1997, the Company, pursuant to the Idanta Agreement, issued to the Idanta Entities an aggregate of 1,000,000 shares of Series B Convertible Preferred Stock (convertible into up to 6,110,000 shares of Common Stock) and warrants to purchase an aggregate of up to 997,751 shares of Common Stock at an exercise price of $1.00 per share (collectively, the "Warrants"), for an aggregate purchase price of $4.5825 million. Upon the satisfaction of the conditions set forth in the Idanta Agreement (including stockholder approval of proposal two, proposal three and proposal four of this Proxy Statement), the Company will issue an aggregate of 4,582,500 shares of Common Stock to the Idanta Entities at a purchase price of $1.00 per share, and upon such issuance of Common Stock, the Warrants shall be cancelled. For a more complete description of the transaction with the Idanta Entities, see proposal four below. Mr. Jonathan Huberman is the son of Benjamin Huberman and is a general partner of Idanta. Mr. Dunn is the Managing General Partner of Idanta and is the trustee of the Dunn Family Trust.

    During the year ended December 31, 1996 the Company paid Benjamin Huberman, a director of the Company, consulting fees in the amount of $80,000. Mr. Huberman has worked closely with the Company in developing and marketing the Company's consulting services. Management believes that this arrangement is at least as favorable as could be negotiated with outside consultants.

    During the year ended December 31, 1996 the Company paid James Fiebiger, a director of the Company, consulting fees in the amount of $37,750. Dr. Fiebiger's consulting services were rendered for product development, strategic planning and marketing consulting services for Field programmable Gate Array Products developed by the Company's GateField Division. Management believes that this arrangement is at least as favorable as could be negotiated with outside consultants.

BOARD AND COMMITTEE MEETINGS

    The Board of Directors has a standing Audit Committee which recommends the engagement of the Company's independent auditors, approves services performed by such auditors and reviews and evaluates the Company's accounting system and its system of internal controls. The Audit Committee met once during the year ended December 31, 1996. The current members of the Audit Committee are Benjamin Huberman and Horst G. Sandfort.

    The Board of Directors has a standing Nominating Committee which establishes the criteria and qualifications for prospective nominees for director and provides recommendations to the Board regarding nominees for director. The Nominating Committee will consider nominees recommended by stockholders upon submission of a signed written recommendation and resume to the Company's Corporate Secretary. The Nominating Committee met four times during the year ended December 31, 1996. The current members of the Nominating Committee are Benjamin Huberman and Horst G. Sandfort.

    The Board of Directors has a standing Compensation Committee which administers the Company's stock plans and approves salaries, stock options and other compensation arrangements for executive officers of the Company. The Compensation Committee met four times during the year ended December 31, 1996. The current members of the Compensation Committee are Benjamin Huberman and Horst G. Sandfort.

    The Board of Directors met eight times during the year ended December 31, 1996. Each incumbent director attended at least 75% of the number of meetings of the Board and of the committees on which he then served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee currently consists of two non-employee directors, Horst G. Sandfort and Benjamin Huberman. During the year ended December 31, 1996, the Compensation Committee consisted of two non-employee directors, Benjamin Huberman and James Fiebiger. Horst G. Sandfort was appointed to serve on the Compensation Committee after his resignation as an executive officer of the Company in June 1997. Neither James Fiebiger nor Benjamin Huberman was at any time during the year ended December 31, 1996 or at any other time prior thereto an officer or employee of the Company.

    During the year ended December 31, 1996 the Company paid Benjamin Huberman, a director of the Company, consulting fees in the amount of $80,000. Mr. Huberman has worked closely with the Company in developing and marketing the Company's consulting services. Management believes that this arrangement is at least as favorable as could be negotiated with outside consultants.

    During year ended December 31, 1996 the Company paid James Fiebiger, a director of the Company, consulting fees in the amount of $37,750. Dr. Fiebiger's consulting services were rendered for product development, strategic planning and marketing consulting services for Field programmable Gate Array Products developed by the Company's GateField Division. Management believes that this arrangement is at least as favorable as could be negotiated with outside consultants.

    No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPENSATION OF DIRECTORS

    Members of the Board of Directors who are not employees of the Company receive a retainer of $2,500 per quarter plus a fee of $1,000 for attendance at each Board and committee meeting and are reimbursed for their expenses in attending meetings of the Board of Directors.

    On September 10, 1990, Mr. Benjamin Huberman received from the Company warrants to purchase 50,000 shares of Common Stock at an exercise price of $1.00 per share, the market value of the Common Stock on the date of the grant. The warrants granted on September 10, 1990 have fully vested. On August 16, 1993, Mr. Huberman received from the Company additional warrants to purchase 30,000 shares of Common Stock at an exercise price of $2.06 per share, the market value of the Common Stock on the date of the grant. The warrants granted on August 16, 1993 have fully vested. On July 28, 1997, the Board of Directors of the Company approved the exchange of the warrants held by Mr. Huberman for new warrants to purchase an aggregate of 80,000 shares of Common Stock at an exercise price of $0.47 per share, the fair market value of the Common Stock on such date.

    On February 4, 1994, Dr. Fiebiger received from the Company warrants to purchase 50,000 shares of Common Stock at an exercise price of $3.63 per share, the market value of the Common Stock on the date of the grant. These warrants become exercisable for 10,000 shares on each anniversary of the date of grant. On July 28, 1997, the Board of Directors of the Company approved the exchange of the warrants held by Dr. Fiebiger for new warrants to purchase an aggregate of 50,000 shares of Common Stock at an exercise price of $0.47 per share, the fair market value of the Common Stock on such date.

    On July 28, 1997, the Board of Directors approved the issuance to Mr. Sandfort of warrants to purchase 57,595 shares of Common Stock at an exercise price of $0.47 per share, the market value of the Common Stock on such date, in exchange for vested employee stock options to purchase 57,595 shares of Common Stock issued to Mr. Sandfort. These warrants become fully exercisable on the date of the filing with the Securities and Exchange Commission of this Proxy Statement.

    All warrants issued to directors expire eight years after their respective issue dates or 90 days after resignation from the Board of Directors, whichever occurs first.

    During the year ended December 31, 1996 there were no stock options granted under the Company's 1995 Director Stock Option Plan.

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION

    The following Summary Compensation Table sets forth certain information concerning the compensation for each of the last three fiscal years of the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during the year ended December 31, 1996 (the "Named Executives").

                                                                                                    LONG-TERM
                                                                                                  COMPENSATION-
                                                                                                    AWARDS(2)
                                                                                                 ---------------
                                                                 ANNUAL COMPENSATION(1)             NUMBER OF
                                                          -------------------------------------      SHARES
                                                                                  OTHER ANNUAL     UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                      YEAR      SALARY     BONUS(3)    COMPENSATION    STOCK OPTIONS   COMPENSATION
---------------------------------------------  ---------  ---------  -----------  -------------  ---------------  -------------
Phillips W. Smith (4) .......................       1996  $ 245,016   $       0     $  26,780(5)      100,000       $  16,780(6)
  President and Chief                               1995    200,000           0        44,048(5)            0          15,340(7)
  Executive Officer                                 1994    200,000           0        64,912(8)            0          19,990(9)

Peter J. Cassidy (10) .......................       1996    131,673           0             0               0           9,039(11)
  Executive Vice President &                        1995    182,500           0             0               0           9,125(11)
  Chief Financial Officer                           1994    175,000           0             0               0           7,314(11)

Douglas E. Klint ............................       1996    142,007           0             0          30,000           7,100(11)
  Vice President, General Counsel                   1995    129,750       7,785             0          20,000           6,488(11)
  and Corporate Secretary                           1994    120,998           0             0               0           6,050(11)

Charles R. Olson (12)........................       1996    148,504      27,956             0               0          11,687(11)
  Vice President & General Manager,                 1995    150,000      93,400             0         150,000           7,500(11)
  Accelerator Division

Horst G. Sandfort (13).......................       1996    238,534      15,000             0               0           4,050(11)
  President,                                        1995     80,000      15,000             0         400,000               0
  GateField Division

------------------------------

(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonus for the executive officer for each fiscal year.

 (2) The Company did not make any restricted stock awards, grant any stock appreciation rights or make and long-term incentive plan payouts during the years ended December 31, 1994, 1995 and 1996.

 (3) Messrs. Smith, Cassidy and Klint are paid bonuses based on the Company's profitability. Mr. Olson was paid incentive compensation based on the Accelerator Division revenues and gross profit margin. Mr. Sandfort was granted a one-time guaranteed bonus of $15,000 in 1996.

 (4) Mr. Smith resigned as an officer and director of the Company in September 1997.

 (5) Represents cost of living adjustments for California housing.

 (6) Includes $12,250 contributed by the Company to a cafeteria benefit plan and $1,500 contributed by the Company to a 401(k) plan, and $3,030 for term life insurance premium reimbursement.

 (7) Includes $10,000 contributed by the Company to a cafeteria benefit plan and $2,310 contributed by the Company to a 401(k) plan, and $3,030 for term life insurance premium reimbursement.

 (8) Represents $25,937 in cost of living adjustments for California housing and $38,975 in tax gross up reimbursement payments for 1993 and 1994.

 (9) Represents $10,000 contributed by the Company to a cafeteria benefit plan and $2,310 contributed by the Company to a 401(k) plan, and $7,680 for term life insurance premium reimbursement.

(10) Mr. Cassidy died in August 1996.

(11) Represents the value of the Company's contributions to defined benefit plans.

(12) Mr. Olson became an executive officer of the Company in June 1995. His annual base salary in 1995 was $150,000. Mr. Olson left the Company in October 1996.

(13) Mr. Sandfort was hired by the Company on September 6, 1995 at an annual base salary of $240,000. He was paid $80,000 in salary during the year ended December 31, 1995. Mr. Sandfort resigned as President of the GateField Division of the Company in June 1997.

    OPTION GRANTS

    The following table sets forth certain information concerning grants of stock options during the year ended December 31, 1996 to each of the Named Executives.

                                                                                                          POTENTIAL REALIZABLE
                                                                          INDIVIDUAL GRANTS
                                                             -------------------------------------------    VALUE AT ASSUMED
                                                 NUMBER OF      PERCENT OF                                  ANNUAL RATES OF
                                                SECURITIES     TOTAL OPTIONS                                  STOCK PRICE
                                                UNDERLYING      GRANTED TO       EXERCISE                   APPRECIATION(2)
                                                  OPTIONS      EMPLOYEES IN      PRICE PER   EXPIRATION   --------------------
NAME                                              GRANTED       FISCAL YEAR      SHARE(1)       DATE         5%         10%
----------------------------------------------  -----------  -----------------  -----------  -----------  ---------  ---------
Phillips W. Smith.............................     100,000             4.3%      $    1.63     10/29/04   $  14,223    $30,630

Peter J. Cassidy..............................           0               0             N/A          N/A           0          0

Douglas E. Klint (3)..........................      30,000             1.3%      $    1.63     10/29/04   $   4,310     $9,282

Charles R. Olson..............................           0               0             N/A          N/A           0          0

Horst G. Sandfort.............................           0               0             N/A          N/A           0          0

------------------------------

(1) Options become exercisable over a four-year period and generally terminate three months following termination of the executive officer's employment with the Company or the expiration date, whichever occurs earlier. The options are subject to accelerated vesting upon the achievement of certain management business objectives. The exercise price of each option was determined to be equal to the fair market value per share of the Common Stock on the date of grant.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock, the optionholder's continued employment through the option period, and the date on which the options are exercised.

(3) On July 28, 1997 the Board of Directors authorized the exchange of outstanding stock options held by all employees for new options with an exercise price of $0.47 per share, the fair market value of the Common Stock on such date. Each new option covered an equal number of shares covered by the outstanding option. The new options vest over the same period provided in the outstanding options. Mr. Klint exchanged stock options for 63,542 shares of Common Stock under such exchange program.

    OPTION EXERCISES AND HOLDINGS

    The following table sets forth certain information concerning the aggregate number of shares of Common Stock acquired upon option exercises by the Named Executives during the year ended December 31, 1996 and the value realized upon exercise as well the as the number and value of unexercised options held by each of the Named Executives on December 31, 1996.

                                                                             NUMBER OF SHARES       VALUE OF
                                                                                UNDERLYING         UNEXERCISED
                                                                               UN-EXERCISED       IN-THE-MONEY
                                                                                OPTIONS AT           OPTIONS
                                                                                  FISCAL            AT FISCAL
                                                                                 YEAR-END          YEAR-END(2)
                                                     SHARES                  ----------------  -------------------
                                                    ACQUIRED       VALUE       EXERCISABLE/       EXERCISABLE/
NAME                                               ON EXERCISE  REALIZED(1)   UNEXERCISABLE       UNEXERCISABLE
-------------------------------------------------  -----------  -----------  ----------------  -------------------
Phillips W. Smith................................           0            0       0 / 100,000          $0 / $9,000

Peter J. Cassidy (3).............................           0            0       300,000 / 0        $216,000 / $0

Douglas E. Klint.................................           0            0    3,542 / 30,000      $2,550 / $2,700

Charles R. Olson.................................      20,000       70,845             0 / 0              $0 / $0

Horst G. Sandfort................................           0            0       0 / 400,000         $0 / $36,000

------------------------

(1) Based on the fair market value of the Common Stock on the date of exercise less the option exercise price.

(2) Based on a value of $1.72 per share, the fair market value of the Common Stock on December 31, 1996, less the option exercise price.

(3) Mr. Cassidy died in August 1996. Represents options held by his estate which are exercisable through August 1998.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

    The 1984 Stock Option Plan (the "1984 Plan") was originally adopted by the Board of Directors in March 1984 and approved by the stockholders in April 1984 and has been subsequently amended. The 1984 Plan provided for a maximum of 3,500,000 shares of Common Stock to be issued pursuant to options granted thereunder. In February 1992, the Board of Directors approved an amendment to the 1984 Plan, increasing the number of shares reserved under the 1984 Plan from 3,500,000 shares to 4,000,000 shares which increase was approved by the stockholders at the 1992 Annual Meeting of Stockholders. Options granted under the 1984 Pan may be either "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options that do not qualify for special tax treatment. The 1984 Plan also permitted the grant of stock appreciation rights ("SAR") for all or any part of the number of shares covered by an unexercised option under the 1984 Plan. However, no SARs were ever granted. All employees of the Company were eligible to receive options and SARs under the 1984 Plan. The 1984 Plan terminated in March 1994 and no further options may be granted under this plan.

    In August 1993, the Board of Directors approved the 1993 Stock Option Plan (the "1993 Plan") and reserved 1,500,000 shares for issuance thereunder. In August 1995, the Board of Directors approved an amendment to the 1993 Plan, increasing the number of shares reserved under the 1993 Plan from 1,500,000 shares to 3,000,000 shares. The 1993 Plan and the 3,000,000 shares reserved for issuance under the 1993 Plan was ratified and approved by the Stockholders at the December 18, 1995 Special Meeting of Stockholders.

    In June 1996, the Board of Directors approved the 1996 Stock Option Plan (the "1996 Plan") and reserved 750,000 shares for issuance thereunder.

    The 1984 Plan, the 1993 Plan and the 1996 Plan (collectively, the "Plans") are administered by the Compensation Committee (the "Committee"). No member of the Committee may be granted an option under the 1984 Plan, the 1993 Plan or the 1996 Plan. The Committee (i) designates the employees (including officers and directors who are employees of the Company) to receive options, (ii) determines the number and price of shares to be optioned to each optionee, and (iii) determines such other provisions of the individual options as it may deem necessary or desirable, subject to the limitations contained in the Plans. The Board of Directors may amend the 1984 Plan, the 1993 Plan or the 1996 Plan at any time; however, certain amendments are subject to approval by the stockholders and adversely affected optionees.

    Incentive stock options granted under the Plans must have a per share exercise price of not less than the fair market value per share at the date of grant. Non-qualified stock options may be granted at such price as may be determined by the Committee.

    The exercise price of options granted under the Plans are payable in cash, but the Board of Directors may, in its discretion, allow all or any portion of the exercise price to be paid by tendering shares of Common Stock valued at fair market value. Options may not be transferred by the optionee except by will or the laws of descent and distribution and may be exercised only while the optionee is employed by the Company or a subsidiary and for three months thereafter.

    The Committee may grant options that are exercisable in full at any time or from time to time or in installments or upon the occurrence of specified events. No option may be exercised for more than ten years from the date of grant, and no option granted to any person who owns stock of the Company possessing more than 10% of the voting power of all capital stock of the Company may be exercised for more than five years from the date of grant.

EMPLOYMENT AND SEVERANCE AGREEMENTS

    The Company has entered into severance agreements with Messrs. Fiebiger and Klint which generally provide for the continued payment of each executive's monthly base salary for a period of up to twelve months, or until such executive gains employment, whichever occurs first, in the event such executive's employment with the Company is terminated by the Company without cause.

    The Company is also party to an Employment, Confidential Information and Invention Assignment Agreement with Messrs. Fiebiger and Klint and which includes a covenant by each of such executives not to compete with the business of the Company during the term of such executive's employment with the Company, and contains customary confidentiality and invention assignment provisions.

    In June 1997, Dr. Fiebiger was appointed as the President of the GateField Division of the Company. In October 1997, Dr. Fiebiger became the President and Chief Executive Officer of the Company. Dr. Fiebiger earns a base salary of $180,000 per year. In addition, Dr. Fiebiger was granted options to purchase 600,000 shares of Common Stock at an exercise price of $0.47 per share. One-sixth of the options will vest on December 31, 1997, based on the achievement by the Company of certain management business objectives by the Company. Thereafter, approximately five percent of the options vest each quarter, based on the achievement by the Company of certain management business objectives.

REPORT OF THE COMPENSATION COMMITTEE

    The Compensation Committee of the Board of Directors is comprised of two non-employee directors. Horst G. Sandfort is a former or current officer or employee of the Company.

    The Compensation Committee is responsible for setting and administering the policies governing annual compensation of executive officers, including the annual management incentive plans and the Company's stock option plans. In addition, the Committee reviews compensation levels of executive officers and evaluates their performance.

    It is the compensation policy of the Committee that a substantial portion of the annual compensation opportunities of each executive officer be contingent upon the performance of the Company. The Committee also believes that employee equity ownership is highly motivating, provides a major incentive to employees in building stockholder value and serves to align the interests of employees with stockholders.

    The salaries for executive officers generally are based on a review of salaries for comparable positions among competing companies, and are adjusted annually to take into account cost of living increases, merit increases and adjustments deemed necessary to continue to attract and retain highly qualified executive officers.

    Under the Company's annual incentive plan, incentive compensation is paid based on the performance of the Company as a whole. Bonuses for Messrs. Smith and Klint are paid based on attainment of Company profitability goals. Mr. Sandfort's bonus was based on revenue and expense goals for the GateField Division. Annual incentive compensation at targeted levels of performance represents approximately 50% of total cash compensation for the CEO and 25% to 45% for the executive officers. The targeted amounts of incentive compensation are established in the Company's annual operating plan, which is approved by the Board annually.

    The Company's performance is measured for purposes of compensation decisions under the annual incentive plan against goals established by the Committee in consultation with management prior to the fiscal year based on the Company's annual operating plan.

    The financial goals for the year ended December 31, 1996 which related to Company revenue and net profit before tax were not achieved. No bonuses were paid to executive officers for performance during the year ended December 31, 1996. Mr. Olson was paid incentive compensation of $27,956 related to revenue and gross profit attainment during the year ended December 31, 1996. During the year ended December 31, 1996, stock options for 30,000 shares and 100,000 shares were granted to Messrs. Klint and Smith, respectively.

Horst G. Sandfort
Chairman, Compensation Committee

Benjamin Huberman

Member, Compensation Committee

STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return on the Common Stock of the Company from December 31, 1991 through December 31, 1996 with the cumulative total return during this period of (i) the Nasdaq Composite Index and (ii) the Hambrecht and Quist Technology Index. This graph assumes the investment of $100 on December 31, 1991 in the Company's Common Stock, the Nasdaq Composite Index and the Hambrecht and Quist Technology Index, and assumes dividends are reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          1991       1992       1993       1994       1995       1996
GateField Corp.               100         73         58         30        178         37
Nasdaq                        100        116        134        131        185        227
H&Q Technology Index          100        115        126        146        219        262

                                  PROPOSAL TWO
                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                  TO PROVIDE FOR CLASSIFIED BOARD OF DIRECTORS

    The Company's Board of Directors has unanimously approved and recommended that the stockholders of the Company approve an amendment to the Company's Certificate of Incorporation to add a new Article 11 (the "Classified Board Provision"), which would provide for the classification of the Board of Directors into three classes of directors with staggered terms of office. The Classified Board Provision would also provide that it may be amended or repealed only by the affirmative vote of the holders of at least 75% of the outstanding shares of voting stock of the Company. The Company's Board of Directors has also approved amendments to the Company By-Laws that would conform the applicable sections thereof to the comparable sections of the Classified Board Provision, which amendments would become effective only upon the effectiveness of the proposed amendment to the Certificate of Incorporation by the addition of the Classified Board Provision.

    A copy of the Classified Board Provision is attached as Annex A to this Proxy Statement, and stockholders are urged to review it carefully. The Board of Directors reserves the right to make minor revisions to the text of the Classified Board Provision, provided such revisions do not materially alter the meaning or effect of the Classified Board Provision.

    The Board of Directors has approved the amendment to the Company's Certificate of Incorporation to add the Classified Board Provision in accordance with the Company's obligations under the Stock Purchase Agreement, dated November 10, 1997, among the Company, Idanta Partners Ltd., the Dunn Family Trust and the Perscilla Faily Trust (collectively, the "Idanta Entities"). The approval by the stockholders of the Company of the amendment to the Certificate of Incorporation to add the Classified Board Provision is a condition to the obligation of the Idanta Entities to purchase 4.5825 million shares of Common Stock pursuant to such agreement. See proposal four below.

    The Company's By-Laws now provide that all directors are to be elected annually for a term of one year. Delaware law permits provisions in a certificate of incorporation or by-law approved by stockholders that provide for a classified board of directors. The Classified Board Provision would amend the Company's Certificate of Incorporation to provide that directors will be classified into three classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at the 1998 Annual Meeting; another class would hold office initially for a term expiring at the 1999 Annual Meeting; and another class would hold office initially for a term expiring at the 2000 Annual Meeting. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified. In the event of any increase or decrease in the authorized number of directors, the Board of Directors shall apportion the newly created or eliminated directorships resulting from such increase or decrease to ensure that no one class has more than one director more than any other class. See proposal one, "Election of Directors" as to the initial composition of each class of directors if this proposal is adopted.

    The proposed classified board amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by stockholders holding a plurality of the votes cast at a single Annual Meeting. If the Company implements a classified board of directors, it will take at least two Annual Meetings for even a majority of stockholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

    Under Delaware law, directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors are elected and qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. The Company's Certificate of Incorporation does not provide otherwise. Accordingly, the Classified Board Provision contains conforming provisions. Presently, all directors of the Company are elected annually and all of the directors may be removed, with or without cause, by a majority vote of the shares of the Common Stock entitled to vote at an election of directors. Cumulative voting is not authorized by the Certificate of Incorporation.

    ADVANTAGES. The classified board proposal is designed to assure continuity and stability in the Board of Directors' leadership and policies. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The Board of Directors also believes that the classified board proposal will assist the Board of Directors in protecting the interests of the Company's stockholders in the event of an unsolicited offer for the Company.

    DISADVANTAGES. Because of the additional time required to change control of the Board of Directors, the classified board proposal will tend to perpetuate present management. Because the classified board proposal will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the Company's outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that stockholders may feel would be in their best interests. The classified board proposal will also make it more difficult for the stockholders to change the composition of the Board of Directors even if the stockholders believe such a change would be desirable.

    Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment to the Company's Certificate of Incorporation.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL THIS PROPOSAL.

                                 PROPOSAL THREE
                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                 TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

    The Company is presently authorized to issue 42,000,000 shares of capital stock, consisting of 40,000,000 shares of Common Stock, par value $.10 per share, and 2,000,000 shares of series preferred stock, par value $.10 per share. The Board of Directors has designated 1,000,000 shares of series preferred stock, par value $.10 per share, as Series B Convertible Preferred Stock ("Series B Preferred Stock"). As of November 10, 1997, there were 35,538,756 shares of Common Stock and 1,000,000 shares of Series B Preferred Stock outstanding. The Company currently does not have any authorized but unissued and unreserved Common Stock.

    The Board has adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation of the Company providing for an increase in the number of authorized shares of Common Stock of the Company from 40,000,000 shares to 65,000,000 shares. If the proposed amendment is approved, paragraph 4(a) of Article 4 of the Company's Certificate of Incorporation would be amended to read as follows:

    4.(a) The corporation is authorized to issue a total of 67,000,000 shares of all classes of stock, of which, 65,000,000 shall be shares of Common Stock with a par value of $.10 per share and 2,000,000 shall be shares of series preferred stock with a par value of $.10 per share.

    The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware.

    On November 10, 1997, the Company issued 1,000,000 shares of its Series B Convertible Preferred Stock (convertible into up to 6,110,000 shares of Common Stock) and warrants to purchase an aggregate of up to 997,751 shares of Common Stock at an exercise price of $1.00 per share (the "Warrants"), to Idanta Partners, Ltd. ("Idanta"), the Dunn Family Trust and the Perscilla Faily Trust (collectively, the "Idanta Entities"), for an aggregate purchase price of $4.5825 million, pursuant to a Stock Purchase Agreement (the "Idanta Agreement"), dated November 10, 1997, among the Company and the Idanta Entities. Upon the satisfaction of the conditions set forth in the Idanta Agreement (including stockholder approval of this proposal, proposal two and proposal four of this Proxy Statement), the Company will issue an aggregate of 4,582,500 shares of Common Stock to the Idanta Entities at a purchase price of $1.00 per share, and upon such issuance of Common Stock, the Warrants shall be cancelled. See proposal four below.

    The Company does not currently have a sufficient number of authorized shares of Common Stock under the Certificate of Incorporation to enable the Company to complete the transactions contemplated by the Idanta Agreement, specifically the issuance by the Company of 4.5825 million shares of Common Stock to the Idanta Entities for an aggregate purchase price of $4.5825 million.

    In addition, the Company does not currently have a sufficient number of authorized shares of Common Stock under the Certificate of Incorporation to enable it to reserve a sufficient number of shares of Common Stock for issuance upon the conversion of the Series B Preferred Stock. In the event that at any time after October 31, 1999 all outstanding shares of Series B Preferred Stock cannot be fully converted into Common Stock because the Company has failed to reserve or otherwise provide for a sufficient number of shares of Common Stock to effect such conversion, each share of Series B Preferred Stock shall, at the option of the holder, be redeemed by the Company at a redemption price per share equal to the greater of (i) $4.5825 in cash plus accrued and unpaid dividends thereon, and (ii) the result obtained by multiplying the last reported sale price per share of Common Stock by the number of shares of Common Stock into which each share of Series B Preferred Stock may then be converted.

    Furthermore, the Company does not currently have a sufficient number of authorized shares of Common Stock under the Certificate of Incorporation to enable it to reserve a sufficient number of shares of Common Stock for issuance upon exercise of outstanding warrants, including without limitation, the warrants to purchase an aggregate of approximately 9.9% of the outstanding Common Stock of the Company granted to Siemens AG pursuant to that certain License Agreement, dated October 22, 1997, between the Company and Siemens AG.

    The Company intends to use the additional shares of Common Stock to issue
4.5825 million shares to the Idanta Entities pursuant to the Idanta Agreement and to reserve a sufficient number of shares of Common Stock to effect a conversion of the Series B Preferred Stock. Although at present the Board of Directors has no plans to issue the additional shares of Common Stock that would be authorized under the amendment (other than 4.5825 million shares of Common Stock to the Idanta Entities pursuant to the terms of the Idanta Agreement and shares of Common Stock to Siemens AG pursuant to the license agreement described above), it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. Subject to the requirements and limitations of the Nasdaq National Market, the additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products, or providing equity incentives to employees, officers or directors.

    The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control of management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board.

    Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company.

    The Company's audited consolidated financial statements, management's discussion and analysis of financial condition and results of operations, and certain supplementary financial information are incorporated by reference to the Company's 1996 Annual Report on Form 10-K.

    Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment to the Company's Certificate of Incorporation.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL THIS PROPOSAL.

                                 PROPOSAL FOUR
                     APPROVAL OF THE ISSUANCE OF SECURITIES
                 EXCEEDING 20% OF THE OUTSTANDING COMMON STOCK

    The By-laws of the National Association of Securities Dealers, Inc. (the "NASD") require the Company to obtain stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20 percent or more of the Common Stock or 20 percent or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the Common Stock.

    On November 10, 1997, the Company entered into a Stock Purchase Agreement (the "Agreement") among the Company, Idanta Partners Ltd. ("Idanta"), the Dunn Family Trust and the Perscilla Faily Trust (collectively, the "Idanta Entities"), pursuant to which the Company issued to the Idanta Entities an aggregate of 1,000,000 shares of its Series B Convertible Preferred Stock (the "Series B Preferred Stock") and warrants to purchase an aggregate of up to 997,751 shares of its Common Stock at an exercise price of $1.00 per share (collectively, the "Warrants"), all for an aggregate purchase price of $4,582,500 in cash. The shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants constituted approximately 19.9% of the outstanding Common Stock at the time of the issuance of the Series B Preferred Stock and the Warrants.

    Upon the satisfaction of the conditions set forth in the Agreement (including stockholder approval of this proposal, proposal two and proposal three), the Idanta Entities will also purchase, pursuant to the Agreement, an aggregate of 4,582,500 shares of the Common Stock of the Company at a purchase price of $1.00 per share, and upon such issuance of Common Stock, the Warrants shall be cancelled. The shares of Common Stock issuable upon conversion of the Series B Preferred Stock, together with the shares of Common Stock to be issued to the Idanta Entities, will constitute approximately 33% of the outstanding Common Stock at the time of the issuance of the Common Stock.

    Each share of Series B Preferred Stock accrues a dividend of $0.137475 per share per annum and is convertible, at the option of the holder, into 4.5825 shares of Common Stock; provided, however, each share of Series B Preferred Stock shall, at the option of the holders of 51% of the Series B Preferred Stock, be redeemed by the Company at a redemption price of $4.5825 in cash per share plus accrued and unpaid dividends thereon or be convertible, at the option of the holder, into 6.11 shares of Common Stock, in the event that (i) the stockholders of the Company, do not, prior to December 19, 1997, approve (A) the issuance of securities exceeding twenty percent of the outstanding Common Stock to the Idanta Entities,

(B) an amendment to the Company's Certificate of Incorporation to provide for a classified Board of Directors and (C) an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, or
(ii) any of the representations and warranties of the Company contained in the Agreement shall be false or misleading, the Company fails to perform or observe and of its covenants or agreements made in the Agreement, the Company becomes insolvent or seeks relief under any bankruptcy law, trading in the shares of Common Stock on the Nasdaq National Market is suspended for a period of five days, the Common Stock is delisted from the Nasdaq National Market or the Company fails to file a registration statement with respect to the shares of Common Stock issued or issuable to the Idanta Entities pursuant to the Agreement.

    Further, in the event that at any time after October 31, 1999 all outstanding shares of Series B Preferred Stock cannot be fully converted into Common Stock because the Company has failed to reserve or otherwise provide for a sufficient number of shares of Common Stock to effect such conversion, each share of Series B Preferred Stock shall, at the option of the holder, be redeemed by the Company at a redemption price per share equal to the greater of
(i) $4.5825 in cash plus accrued and unpaid dividends thereon, and (ii) the result obtained by multiplying the last reported sale price per share of Common Stock by the number of shares of Common Stock into which each share of Series B Preferred Stock may then be converted.

    Each holder of outstanding shares of Series B Preferred Stock is entitled to vote (on an as-converted basis) with respect to all matters presented to the stockholders of the Company for their action or consideration. In addition, the holders of outstanding shares of Series B Preferred Stock, so long as at least 500,000 shares of Series B Preferred Stock are outstanding, are entitled to vote as a separate class with respect to certain actions by the Company including, any amendment to the Company's Certificate of Incorporation or By-laws, if such action would adversely affect the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, Series B Preferred Stock, any authorization or issuance of a new or existing class or series of capital stock (other than Common Stock for a per share consideration greater than the conversion price of the Preferred Stock then in effect or upon the exercise of options and warrants outstanding prior to November 10 (other than the option to acquire 9.9% of the outstanding Common Stock granted to Siemens AG)), any authorization or issuance of shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, any shares of stock of the Company, any reclassification of Common Stock or any new or existing class or series of capital stock, any payment or declaration of a dividend or distribution on any shares of capital stock, and any issuance of options, warrants or other securities exercisable or convertible into stock (other than options and warrants to purchase Common Stock for a per share consideration greater than the conversion price of the Preferred Stock then in effect).

    The Series B Preferred Stock has a liquidation preference equal to the greater of (i) $9.165 per share and (ii) such amount per share as would have been payable had each such share been converted into Common Stock immediately prior to a liquidation, dissolution or winding up of the Company. In the event of a merger or consolidation of the Company, or sale of all or substantially all of the assets of the Company, the holders of the Series B Preferred Stock may elect to treat such merger, consolidation or asset sale as a liquidation of the Company.

    The proceeds from the sale of capital stock of the Company pursuant to the Agreement will be used by the Company for working capital purposes.

    In connection with the purchase by the Idanta Entities of the capital stock of the Company described above, the Company granted to such purchasers demand registration rights and agreed to register under the Securities Act the shares of Common Stock issued pursuant to the Agreement, the share of Common Stock issuable upon conversion of the Series B Preferred Stock, and the shares of Common Stock issuable upon exercise of the Warrant.

    The transactions contemplated by the Agreement have been approved by the Board of Directors of the Company for purposes of Section 203 of the Delaware General Corporation Law.

    The Company's authorized capital currently consists of 40,000,000 shares of Common Stock, $.10 par value per share, of which 35,538,756 are issued and outstanding as of November 10, 1997, and 2,000,000 shares of Preferred Stock, par value $.10 per share, of which 1,000,000 shares have been designated Series B Convertible Preferred Stock, $.10 par value per share, and all of which shares are issued and outstanding on the date of this Proxy Statement. All outstanding shares of Common Stock are fully paid and nonassessable. The holders of Common Stock are entitled to one vote for each share held of record on all matters voted upon by stockholders and may not cumulate votes for the election of directors. Subject to the rights of the Series B Preferred Stock and any other future series or class of Preferred Stock, each share of outstanding Common Stock is entitled to participate equally in any distribution of net assets made to the stockholders in liquidation, dissolution, or winding up of the Company and is entitled to participate equally in dividends as and when declared by the Board of Directors. There are no redemption, sinking fund, conversion or preemptive right with respect to the shares of Common Stock. All shares of Common Stock have equal rights and preferences.

    At present, all of the 1,000,000 outstanding shares of Preferred Stock have been issued to the Idanta Entities. Under governing Delaware law and the Company's Certificate of Incorporation no action by the Company's stockholders is required to authorize the issuance of any shares of Preferred Stock. The Board of Directors is empowered to establish, and to designate the name of, each class or series of the shares of Preferred Stock and to set the terms of such shares (including terms with respect to redemption, sinking fund, dividend, liquidation, preemptive, conversion and voting rights and preferences). Accordingly, the Board of Directors, without stockholder approval, may issue shares of Preferred Stock with terms (including terms with respect to redemption, sinking fund, dividend, liquidation, preemptive, conversion and voting rights and preferences) that could adversely effect the voting power and other rights of holders of the Common Stock. The terms of the securities sold by the Company pursuant to the Agreement, including dividend rate, conversion prices, voting rights, redemption prices and similar matters, have been determined by the Board of Directors, based on negotiations with the Idanta Entities.

    Pursuant to the Agreement, the Company has agreed to cause Messrs. Jonathan Huberman and David Dunn to be nominated for election to the Company's Board of Directors at this Annual Meeting, and for re-election to the Board of Directors on each proxy statement filed for each subsequent meeting of stockholders as their respective terms expire, until the earlier of (i) the date the Company first reports Annual Net Income (as defined in the Agreement) of at least $15 million and (ii) the date that the Idanta Entities (and their affiliates) owns less than one-half of the total number of shares of preferred stock and common stock purchased by them pursuant to the Agreement.

    The description of the terms of the Agreement, the Certificate of Designations of the Series B Preferred Stock and the Warrants contained in this Proxy Statement, which the Company believes addresses all material terms of such documents, is qualified in its entirety by reference to the express provisions of such documents. A copy of the Agreement is attached hereto as Annex B, the form of Certificate of Designations of the Series B Preferred Stock is included as Exhibit C thereto, and the form of Warrant is included as Exhibit B thereto.

    On September 8, 1997, the last full trading day prior to the date on which representatives of the Company and Idanta reached tentative agreement on the terms of the Agreement, the closing sale price of the Company's Common Stock, as reported by the Nasdaq National Market, was $1.47 per share. On November 7, 1997, the last full trading day prior to the execution and delivery of the Agreement, the closing sale price of the Company's Common Stock, as reported by the Nasdaq National Market, was $2.31 per share.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL THIS PROPOSAL.

                                 PROPOSAL FIVE
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected the firm of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year. Deloitte & Touche LLP has served as independent auditors for the Company since 1992. Although stockholder approval of the Board of Directors' selection of Deloitte & Touche LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors may reconsider its selection.

    Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such reports received by it, or representations from certain "reporting persons" that no Form 5 was required for such persons, the Company believes that, during the last fiscal year, all
Section 16(a) filing requirements applicable to its officers, directors, and ten percent stockholders were complied with.

MATTERS TO BE CONSIDERED AT THE MEETING

    The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

SOLICITATION OF PROXIES

    All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, e-mail and personal interviews. Beacon Hill Partners, Inc. has been engaged by the Company to solicit proxies on behalf of the Company. For these services, the Company will pay Beacon Hill Partners, Inc. a fee of $2,500 plus reimbursement of out-of-pocket expenses. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket expenses in this connection.

STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 1998 must be received by the Company at its principal office not later than December 31, 1997 for inclusion in the proxy statement for that meeting.

                      DOCUMENTS INCORPORATED BY REFERENCE

    The following documents filed by the Company with the Securities and Exchange Commission are incorporated herein by reference: the Company's Annual Report on Form 10-K for the year ended December 31, 1996; and Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.

    Certain financial information from the Form 10-K and management's discussion and analysis of this information has been included in the Annual Report to Stockholders which has previously been mailed to stockholders.

    All documents filed by the Company pursuant to sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, after the mailing date of this proxy statement and prior to December 15, 1997, the date of the Annual Meeting, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in this proxy statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently-filed document which also is or is deemed to be incorporated by reference herein modifies or superseded such statement. Any such statement so modified or superseded shall not be deemed, as modified or superseded, to constitute a part of this Proxy Statement.

    This Proxy Statement incorporates documents by reference which are not presented herein or delivered herewith. The Company will provide without charge to each person to whom this proxy Statement is delivered, on the written or oral request of any such person, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all of the foregoing documents incorporated herein by reference (other than any exhibits to such documents which are not specifically incorporated herein by reference). Requests should be directed to:

                             GateField Corporation
                             47100 Bayside Parkway
                           Fremont, California 94538
                      Attn: Investor Relations Coordinator
                         Telephone No.: (510) 623-4400

                                          By Order of the Board of Directors

                                          Douglas E. Klint
                                          SECRETARY

November 24, 1997

    THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                         ANNEX A

                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                  TO PROVIDE FOR CLASSIFIED BOARD OF DIRECTORS

    The Certificate of Incorporation of the Company shall be amended by the addition of the following Article 11:

    11. This Article 11 is inserted for the management of the business and for the conduct of the affairs of the Corporation.

    (a) NUMBER OF DIRECTORS. The number of directors of the Corporation shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time pursuant to a resolution adopted by the Board of Directors.

    (b) CLASSES OF DIRECTORS. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such a fraction is two-thirds, one of the extra directors shall be a member of Class II, unless otherwise provided for from time to time by resolution adopted by a majority of the Board of Directors.

    (c) TERMS OF OFFICE. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's fiscal year ending December 31, 1997; each initial director in Class II shall serve for a term ending on the date of the annual meeting next following the end of the Corporation's fiscal year ending December 31, 1998; and each initial director in Class III shall serve for a term ending on the date of the annual meeting next following the fiscal year ending December 31, 1999; and provided further, that the term of each director shall continue until the election and qualification of his successor and shall be subject to his earlier death, resignation or removal.

    (d) ALLOCATION OF DIRECTORS AMONG CLASSES IN THE EVENT OF INCREASES OR DECREASES IN THE NUMBER OF DIRECTORS. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, subject to his earlier death, resignation or removal, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of director in accordance with the provisions of paragraph (b) above.

    (e) QUORUM; ACTION AT MEETING. A majority of the total number of directors then in office shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; PROVIDED, HOWEVER, that in no case shall less than one-third of the number of directors fixed pursuant to paragraph (a) above constitute a quorum. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of those present may adjourn the meeting from time to time. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, by the By-Laws of the Corporation or by this Certificate of Incorporation.

    (f) REMOVAL. If and for so long as the Board of Directors is classified pursuant to Section 141(d) of the General Corporation Law of Delaware, stockholders may effect the removal of a director or the entire Board of Directors only for cause, unless this Certificate of Incorporation provides otherwise.

    (g) VACANCIES. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from the enlargement of the Board, may be filled by a vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

    (h) AMENDMENTS. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-Laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all of the stockholders would be entitled to cast at an annual election of directors or class of directors shall be required to amend, repeal or to adopt any provision inconsistent with, this Article 11.

                                     * * *

    Section 2 of Article II, Sections 1, 2 and 14 of Article III and Section 1 of Article VIII of the By-Laws of the Company, to the extent that they are inconsistent with the provisions of Article 11, shall be amended to conform to the provisions of this Article 11.

                                                                         ANNEX B

                            STOCK PURCHASE AGREEMENT

    This Stock Purchase Agreement (the "Agreement") dated as of November 10, 1997, is entered into by and among GateField Corporation, a Delaware corporation with offices at 47100 Bayside Parkway, Fremont, California 94538 (the "Company"), and the entities listed on Exhibit A hereto (the "Purchasers"), in connection with the purchase of (i) 1,000,000 shares of the Company's Series B Convertible Preferred Stock, par value $.10 (the "Preferred Stock"), convertible into up to 6,110,000 shares of the Company's common stock, $.10 par value (the "Common Stock"), to be sold to the Purchasers at the First Closing (as defined below), (ii) Common Stock Purchase Warrants in the form attached hereto as Exhibit B, to purchase an aggregate of 997,751 shares of Common Stock at a purchase price of $1.00 per share (collectively, the "Warrants"), to be sold to the Purchasers at the First Closing (as defined below), and (iii) 4,582,500 shares of Common Stock to be sold to the Purchasers at the Second Closing (as defined below). The shares of Common Stock issuable upon conversion of the Preferred Stock, the shares of Common Stock issuable upon exercise of the Warrants, and the Common Stock sold to the Purchasers at the Second Closing are collectively referred to herein as the "Shares". The Certificate of Designation setting forth the rights, restrictions, privileges and preferences of the Preferred Stock (the "Certificate of Designation") is attached hereto as Exhibit
C. The solicitation of this Agreement and the offer and sale of the Preferred Stock, the Warrants and the Shares, are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission ("SEC") under the United States Securities Act of 1933, as amended (the "Securities Act") or upon the provisions of Section 4(2) of the Securities Act. The Preferred Stock, the Warrants and the Shares are sometimes collectively referred to herein as the "Securities." The Common Stock issuable upon conversion of the Preferred Stock and the Common Stock issuable upon exercise of the Warrants are sometimes collectively referred to herein as the "Underlying Stock."

    In consideration of the mutual promises, representations, warranties and conditions set forth herein, and intending to be legally bounded hereby, the Company and the Purchasers agree as follows:

1. PURCHASE AND SALE OF SECURITIES; CLOSING CONDITIONS

    1.1  PURCHASE AND SALE OF SECURITIES.

        (a) PURCHASE OF PREFERRED STOCK AND THE WARRANTS. Each of the Purchasers hereby agrees to purchase and the Company agrees to sell to each of the Purchasers (i) the number of shares of Preferred Stock set forth opposite such Purchaser's name on Exhibit A and (ii) a Warrant to purchase the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit A, for the aggregate purchase price set forth opposite such Purchaser's name on Exhibit A. The closing of the purchase of such Preferred Stock and the Warrants shall take place on the "First Closing," subject to the satisfaction (or waiver) of the conditions thereto set forth in Sections
    1.2 and 1.3 below:

        (b) PURCHASE OF COMMON STOCK. Each of the Purchasers hereby agrees to purchase and the Company agrees to sell to each of the Purchasers the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit A for the purchase price of $1.00 per share. The closing of the purchase of such Common Stock shall take place on the "Second Closing," subject to the satisfaction (or the waiver) of the conditions set forth in Sections 1.2 and 1.3 below. Notwithstanding the foregoing, if the stockholders of the Company do not approve the proposals to be submitted to them at the 1997 Annual Meeting of Stockholders to be held on or prior to December 19, 1997, as set forth in Section 1.3(a)(x), each of the Purchasers shall be relieved of its obligation to purchase Common Stock at the Second Closing.

        (c) PAYMENT AND DELIVERY OF STOCK CERTIFICATES. On each Closing Date (as defined below), (i) each of the Purchasers shall pay the portion of the purchase price for the Securities to be issued and sold at the applicable Closing to such Purchaser by check or wire transfer to the Company, in accordance with the Company's written instructions, against delivery of duly executed stock certificates and the warrant which each such Purchaser is then purchasing and (ii) the Company shall deliver to each such Purchaser such stock certificates and the warrant against delivery of such purchase price.

        (d) CLOSING DATES. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Sections 1.2 and 1.3 below, the date and time of the issuance and sale of the Preferred Stock, the Warrants and Common Stock pursuant to this Agreement (the "Closing Dates") shall be (i) in the case of the First Closing, 10:00 a.m. Pacific Standard Time on November 10, 1997 (the "First Closing Date"), and (ii) in the case of the Second Closing, 10:00 a.m. Pacific Standard Time, three business days following notification of the satisfaction (or waiver) of the condition to such Closing set forth in Section 1.3(b)(vii) (the "Second Closing Date") or, in each case, at such mutually agreed upon time.

    1.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND SELL THE PREFERRED STOCK, WARRANTS AND COMMON STOCK. The obligation hereunder of the Company to issue and sell the Preferred Stock, Warrants and Common Stock to each of the Purchasers at each respective Closing is subject to the satisfaction, at or before such Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

        (a) ACCURACY OF THE PURCHASER'S REPRESENTATION AND WARRANTIES. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct as of the date when made and as of the applicable Closing Date as though made at each such time.

        (b) PERFORMANCE BY THE PURCHASER. The Purchasers shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the applicable Closing.

        (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

    1.3 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASERS TO ACQUIRE THE PREFERRED STOCK, WARRANTS AND COMMON STOCK. The obligation of the Purchasers hereunder to acquire and pay for the Preferred Stock, Warrants and Common Stock at each of the First Closing and the Second Closing, as applicable, is subject to the satisfaction, at or before the Closing Date in respect of such Closing, of each of the following conditions. Each of these conditions is for each of the Purchaser's sole benefit and may be waived by a Purchaser at any time in its sole discretion.

        (a) As to the First Closing:

            (i) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be true and correct as of the date when made and as of the First Closing Date as though made at each such time.

            (ii) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions contained in this Agreement and in all other agreements related to this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing.

           (iii) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

            (iv) ADVERSE CHANGES. Since December 31, 1996, no event which had or is likely to have a Material Adverse Effect has occurred, except as described in the Company's Form 10-Qs filed with the SEC for the quarterly periods ended March 31, and June 30, 1997. For purposes of this Agreement, "Material Adverse Effect" means any effect on the business, operations, properties, prospects, condition, financial or otherwise, net worth, or results of operations of the Company and which is material and adverse to the Company or to other entities controlled by the Company, taken as a whole, and/or any condition or situation which would prohibit or otherwise interfere with the ability of the Company or other entity controlled by the Company to enter into and perform its obligations under this Agreement.

            (v) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. As of the First Closing Date, (A) the trading of the Common Stock shall not have been suspended by the SEC, The Nasdaq Stock Market, Inc. ("Nasdaq Inc.") or the National Association of Securities Dealers, Inc. (the "NASD"), (B) the Common Stock shall not have been delisted from the Nasdaq National Market (the "Exchange"), and (C) the Company shall not have been advised in writing that the Common Stock will be delisted from the Exchange.

            (vi) THE LEGAL OPINION. The Company shall have delivered to each of the Purchasers the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, independent counsel to the Company, with respect to the matters set forth in Exhibit D attached hereto, dated as of the First Closing Date.

           (vii) OFFICER'S CERTIFICATE. The Company shall have delivered to the Purchasers a certificate in such form and substance as shall be reasonably satisfactory to the Purchasers, executed by an executive officer of the Company as of the First Closing Date, to the effect that all of the conditions to the First Closing shall have been satisfied.

          (viii) REGISTRATION RIGHTS AGREEMENT. The Company and the Purchasers shall have executed and delivered the Registration Rights Agreement attached hereto as Exhibit E.

            (ix) IRREVOCABLE LETTER OF INSTRUCTION. The Company shall have issued to the transfer agent for the Common Stock (and to any substitute or replacement transfer agent for its Common Stock coterminous with the Company's appointment of any such substitute or replacement transfer agent) irrevocable instructions regarding the issuance of certificates representing the Securities in such form and substance as shall be reasonably satisfactory to the Purchasers.

            (x) PROXY STATEMENT. The Company shall have filed with the SEC and Nasdaq Inc., a Notice of 1997 Annual Meeting of Stockholders to be held on or prior to December 19, 1997, together with a preliminary Proxy Statement requesting stockholder approval (A) of an amendment to the Company's Certificate of Incorporation providing for the classification of the Board of Directors into three classes, with members of each class serving staggered three-year terms, (B) of an amendment to the Company's Certificate of Incorporation providing for the increase in the number of shares of authorized Common Stock from 40,000,000 to 65,000,000 and (C) to sell securities of the Company to the Purchasers which prior to such sale represent more than 20% of the Company's outstanding voting stock; and nominating a four (4) person Board of Directors with Dr. James R. Fiebiger being nominated as a Class I Director for an initial term of one year, Messrs. Horst G. Sandfort and David J. Dunn being nominated as Class II Directors for an initial term of two years, and Mr. Jonathan S. Huberman being nominated as a Class III Director for an initial term of three years.

            (xi) CERTIFICATE AND DOCUMENTS. The Company shall have delivered to the Purchasers:

               (A) the Certificate of Incorporation of the Company, as amended and in effect as of the date of the First Closing, certified by the Secretary of State of the State of Delaware;

                (B) certificates, as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware and the Secretary of State of the State of California;

                (C) the By-laws of the Company, as amended and in effect as of the date of the First Closing, certified by the Secretary of the Company; and

               (D) resolutions of the Board of Directors of the Company
                   authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby and authorizing and approving the amendments to the Company's Certificate of Incorporation and the other matters described in Section 1.3(a)(x) of this Agreement, certified by the Secretary of the Company as of the First Closing Date.

           (xii) OTHER MATTERS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

        (b) As to the Second Closing:

            (i) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be true and correct as of the date when made and as of the Second Closing Date as though made at each such time.

            (ii) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions contained in this Agreement and in all other agreements related to this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing.

           (iii) ADVERSE CHANGES. Since December 31, 1996, no event which had or is likely to have a Material Adverse Effect has occurred, except as described in the Company's Form 10-Qs filed with the SEC for the quarterly periods ended March 31, and June 30, 1997.

            (iv) NO SUSPENSION OF TRADING OR DELISTING OF COMMON STOCK. As of the Second Closing Date, (A) the trading of the Common Stock shall not have been suspended by the SEC, Nasdaq Inc. or the NASD, (B) the Common Stock shall not have been delisted from the Exchange, and (C) the Company shall not have been advised in writing that the Common Stock will be delisted from the Exchange.

            (v) THE LEGAL OPINION. The Company shall have delivered to each of the Purchasers the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, independent counsel to the Company, dated as of the Second Closing Date, with respect to the matters set forth in Exhibit D attached hereto, dated as of the Second Closing Date.

            (vi) OFFICER'S CERTIFICATE. The Company shall have delivered to the Purchasers a certificate in such form and substance as shall be reasonably satisfactory to the Purchasers, executed by an executive officer of the Company as of the Second Closing Date, to the effect that all the conditions to the Second Closing shall have been satisfied.

           (vii) STOCKHOLDER'S MEETING. The stockholders of the Company shall have approved the amendments to the Company's Certificate of Incorporation and other matters specified in Section 1.3(a)(x).

          (viii) HART-SCOTT-RODINO ACT. All applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Act shall have expired or otherwise been terminated.

            (ix) AMENDMENT TO BYLAWS. The Board of Directors of the Company shall have amended the Bylaws of the Company to include a provision with respect to the matters specified in Section 4.10.

            (x) CERTIFICATE AND DOCUMENTS. The Company shall have delivered to the Purchasers:

               (A) the Certificate of Incorporation of the Company, as amended and in effect as of the date of the Second Closing, certified by the Secretary of State of the State of Delaware;

                (B) certificates, as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware and the Secretary of State of the State of California;

                (C) the By-laws of the Company, as amended and in effect as of the date of the Second Closing, certified by the Secretary of the Company; and

               (D) resolutions of the Board of Directors of the Company
                   authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary of the Company as of the Second Closing Date.

            (xi) OTHER MATTERS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

    1.4 CONVERSION OF PREFERRED STOCK. In the event the stockholders of the Company fail to approve the proposals specified in Section 1.3(a)(x) at the 1997 Annual Meeting of Stockholders to be held on or prior to December 19, 1997, the Purchasers holding at least 51% of the then outstanding shares of Preferred Stock shall have the right, upon fifteen (15) days prior written notice to the Company, to redeem the Preferred Stock, in whole or in part, for a cash payment from the Company equal to $4.5825 per share plus accrued and unpaid dividends thereon (subject to adjustment for stock splits, stock dividends, combination or similar recapitalizations affecting such shares); provided, however, that if the Purchasers do not elect to redeem the Preferred Stock, as provided above, the Conversion Price (as defined in the Certificate of Designation of the Preferred Stock) of all shares of the Preferred Stock shall be reduced from $1.00 to $.75 per share.

2. REPRESENTATIONS AND WARRANTIES OF PURCHASER

    Each of the Purchasers severally represents and warrants to the Company that:

        2.1 NO GOVERNMENT RECOMMENDATION OR APPROVAL. Such Purchaser understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company or the offering of the Securities.

        2.2 INTENT. Such Purchaser is purchasing the Securities for its own account and not with a view towards distribution and such Purchaser has no present arrangement (whether or not legally binding) at any time to sell the Securities to or through any person or entity; provided, however, that by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition. Such Purchaser understands that the Securities must be held indefinitely unless such Securities are subsequently registered under the Securities Act or an exemption from registration is available. Such Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

        2.3 SOPHISTICATED INVESTOR. Such Purchaser is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and, except for the Perscilla Faily Trust, an accredited investor (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Such Purchaser acknowledges that the Securities are speculative and involve a high degree of risk.

        2.4 INDEPENDENT INVESTIGATION. Such Purchaser, in making its decision to purchase the Securities subscribed for hereunder, has relied upon an independent investigation made by it and/or its representatives and has not relied on any oral or written representations or assurances from the Company or any representative or agent of the Company, other than as set forth in this Agreement, in the public filings of the Company and in the documents described herein. Prior to the date hereof, such Purchaser has been furnished with and has reviewed the Company's latest proxy statement and Annual Report on Form 10-K sent to the Company's stockholders and all documents filed by the Company since December 31, 1996 pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (such documents are collectively referred to in this Agreement as the "Exchange Act Reports"). Such Purchaser has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the offering of securities and has received satisfactory answers to all inquiries it has made with respect to the Company and the Securities. Such Purchaser acknowledges the price and terms of the Securities offered hereby have been determined by negotiation based, in part, on the market price for the Common Stock, and does not necessarily bear any relationship to the assets, book value or potential performance of the Company or any other recognized criteria of value.

        2.5 AUTHORITY. This Agreement has been duly authorized and validly executed, and delivered by such Purchaser and is a valid and binding agreement enforceable in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

        2.6 NO LEGAL ADVICE FROM COMPANY. Such Purchaser acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and tax advisors. Except for any statements or representations of the Company made in this Agreement and in the Exchange Act Reports, the Purchaser is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representative or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

        2.7 NO BROKERS. Such Purchaser has taken no action which would give rise to any claim by any person for brokerage commission, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

        2.8 NOT AN AFFILIATE. Prior to the First Closing, such Purchaser has not been an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

        2.9 RELIANCE ON REPRESENTATIONS AND WARRANTIES. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth in this Agreement in order to determine the applicability of such provisions.

3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    Subject to and except as disclosed by the Company in APPENDIX A annexed hereto (the "Disclosure Schedule"), the Company represents and warrants to each of the Purchasers that:

        3.1 COMPANY STATUS. The Company has registered the Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing of the Common Stock, and the Common Stock is currently listed on the Exchange. The Company has not been advised that the Common Stock will be delisted from the Exchange.

        3.2 CURRENT PUBLIC INFORMATION. The Exchange Act Reports are the only filings made by the Company since December 31, 1996 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act.

        3.3 NO DIRECTED SELLING EFFORTS OR GENERAL SOLICITATION IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf has conducted any "directed selling efforts" with respect to the Preferred Stock, the Warrants or the Common Stock nor has the Company conducted any general solicitation (as that term is used in Regulation D) with respect to any of the Securities, nor have they made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act.

        3.4  CAPITALIZATION; ISSUANCE OF SECURITIES.

        (a) As of the date of this Agreement, the authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, of which 35,538,756 shares are issued and outstanding, and 2,000,000 shares of series preferred stock, of which 1,000,000 shares have been designated Preferred Stock, none of which shares are issued or outstanding. The Company has adopted and filed the Certificate of Designation with the Secretary of State of the State of Delaware. As of the date of the Second Closing, the authorized capital stock of the Company consists of 65,000,000 shares of Common Stock and 2,000,000 shares of series preferred stock, of which 1,000,000 shares have been designated Preferred Stock, all of which are issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and non-assessable. Except as set forth in Section 3.4 of the Disclosure Schedule (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with applicable Federal and state securities laws.

        (b) The issuance, sale and delivery of the Securities in accordance with this Agreement, the issuance and delivery of the shares of Common Stock issuable upon conversion of the Preferred Stock and the issuance and delivery of the shares of Common Stock upon exercise of the Warrants, have been duly authorized by all necessary corporate action on the part of the Company, and after the approval by the Company's stockholders of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock, all such shares shall be duly reserved for issuance. Upon issuance of the Securities (other than the Underlying Stock), the Securities (other than the Underlying Stock) will be duly and validly issued, fully paid and non-assessable; after the approval by the Company's stockholders of an amendment to the Company's

    Certificate of Incorporation increasing the number of authorized shares of Common Stock, the shares of Common Stock issuable upon conversion of the Preferred Stock shall be duly reserved by the Company for issuance, and when issued and delivered in accordance with the terms of the Preferred Stock, will be duly and validly issued, fully paid and non-assessable; and after the approval by the Company's stockholders of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock, the shares of Common Stock issuable upon exercise of the Warrants have been duly reserved by the Company for issuance, and when issued and delivered in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable.

        (c) There are no agreements, written or oral, between the Company and any holder of its capital stock or any security convertible into its capital stock, or to the best of the Company's knowledge, among any such holders, relating to the acquisition (including, without limitation, rights of first refusal or pre-emptive rights), disposition, registration under the Securities Act, or voting of the capital stock of the Company.

        3.5 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries, except for those listed on its Form 10-K filed with the SEC for the year ended December 31, 1996. The Company and each such subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. References to the "Company" in this Agreement shall also include each subsidiary of the Company, except where the context otherwise requires.

        3.6 AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Securities in accordance with the terms hereof and thereof,
    (ii) the execution, issuance and delivery of this Agreement, the Preferred Stock, the Warrants and the Common Stock by the Company and all other agreements, including without limitation, the Registration Rights Agreement, required to be executed by the Company as provided herein (collectively, the "Ancillary Agreements"), and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation, the issuance of Common Stock upon the conversion or exercise thereof, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, (iii) this Agreement and the Ancillary Agreements have been duly executed and delivered by the Company, and (iv) this Agreement, the Ancillary Agreements, the Preferred Stock and the Warrants constitute, and upon execution, issuance and delivery thereof the Preferred Stock and the Warrants shall be, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

        3.7 CORPORATE DOCUMENTS. The Company has furnished or made available to the Purchaser true and correct copies of the Company's Certificate of Incorporation, as in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws").

        3.8 NO CONFLICTS. The execution, delivery and performance of this Agreement and the Preferred Stock, the Warrants and Common Stock by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation the issuance of common stock upon the conversion or exercise thereof, do not and will not (i) result in a violation of or conflict with the Certificate or By-Laws or (ii) violate, conflict with, or constitute a breach of or default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any Federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for possible violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Securities in accordance with the terms hereof and thereof (other than (i) compliance with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott-Rodino Act") and (ii) any SEC, NASD, Nasdaq Inc. or state securities filings which may be required to be made by the Company subsequent to either the First Closing or the Second Closing, and any registration statement which may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchasers herein.

        3.9 EXCHANGE ACT REPORTS; FINANCIAL STATEMENTS. The Company has delivered or made available to the Purchasers true and complete copies of the Exchange Act Reports (including, without limitation, proxy information and solicitation materials). As of their respective dates, the Exchange Act Reports complied in all material respects with the requirements of the Exchange Act and rules and regulations of the SEC promulgated thereunder and other Federal, state and local laws, rules and regulations applicable to such Exchange Act Reports, and none of the Exchange Act Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Exchange Act Reports comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present the financial condition of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which in the aggregate will not be material).

        3.10 NO MATERIAL ADVERSE CHANGE. Since December 31, 1996, the date through which the most recent annual report of the Company on Form 10-K which has been prepared and filed with the SEC, a copy of which is included in the Exchange Act Reports, there has been no material adverse change in the business, operations, properties, prospects, condition, financial or otherwise, net worth, or results of operations of the Company or its subsidiaries, except as described in the Company's Form 10-Qs filed with the SEC for the quarterly periods ended March 31, and June 30, 1997, and the Disclosure Schedule.

        3.11 NO UNDISCLOSED LIABILITIES. The Company and its subsidiaries have no liabilities or obligations of any type, which in the aggregate exceed $100,000, that are not fully reflected or disclosed in the Exchange Act Reports, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since June 30, 1997.

        3.12 NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or condition, financial or otherwise, which, under applicable law, rule or regulation, requires disclosure in the Exchange Act Reports or public disclosure prior to the date hereof by the Company and which has not been so disclosed.

        3.13 NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration under the Securities Act of the offer, issuance and sale of the Securities to the Purchasers.

        3.14 NO BROKERS. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Purchasers relating to this Agreement or the transactions contemplated hereby.

        3.15 PROFORMA SEPTEMBER 30, 1997 FINANCIAL STATEMENTS. The proforma balance sheet and financial statements of the Company as of September 30, 1997 (the "Pro Forma Financials") which have been furnished to the Purchasers are true and correct in all material respects. The Pro Forma Financials have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except to the extent they may not include footnotes or may be condensed or summary statements) and fairly present the financial condition of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject to normal year-end audit adjustments which in the aggregate will not be material).

        3.16 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, the offer, issuance, sale and delivery of the Securities, or the other transactions to be consummated at the First and Second Closings (other than the stockholder approval with respect to the Second Closing in accordance with Section 1.3(b)(vii)), as contemplated by this Agreement, except such filings as shall have been made prior to and shall be effective on and as of such Closing. Based on the representations made by the Purchasers in Section 2 of this Agreement, the offer and sale of the Securities to the Purchasers will be in compliance with applicable Federal and state securities laws.

        3.17 LITIGATION. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company, which questions the validity of this Agreement or the right of the Company to enter into it, or which might result, either individually or in the aggregate, in a Material Adverse Effect.

        3.18 INTELLECTUAL PROPERTY. Set forth in the Disclosure Schedule is a true and complete list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyright registrations and licenses presently used by the Company or necessary for the conduct of the Company's business as conducted and as proposed to be conducted, as well as any agreement under which the Company has access to any confidential information used by the Company in its business (collectively, the "Intellectual Property Rights"). The Company owns, or has the right to use under the agreements or upon the terms described in the Disclosure Schedule, all of the Intellectual Property Rights, and has taken all actions reasonably necessary to protect the Intellectual Property Rights. The business conducted or proposed by the Company does not and will not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other intellectual property rights of any other person or entity. The Company is not aware that any employee is obligated under any contract (including any license, covenant or commitment of any nature), or subject to any judgment, decree or order of any court or administrative agency, that would conflict or interfere with
    (i) the performance of employee's duties as an officer, employee or director of the Company, (ii) the use of such employee's best efforts to promote the interests of the Company or (iii) the Company's business as conducted or proposed to be conducted. No other person or entity (including without limitation any prior employer of any employee of the Company) has any right to or interest in any inventions, improvements, discoveries or other confidential information utilized by the Company in its business.

        3.19 MATERIAL CONTRACTS AND OBLIGATIONS. Section 3.19 of the Disclosure Schedule lists each material agreement to which the Company is a party or subject, including without limitation all material employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements. The Disclosure Schedule lists each agreement with any stockholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities
    Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity and any agreement relating to the Intellectual Property Rights. The Company has delivered to counsel to the Purchasers copies of all of the foregoing agreements. All of such agreements and contracts are valid, binding and in full force and effect.

        3.20 EMPLOYEES. All employees of the Company whose employment responsibility requires access to confidential or proprietary information of the Company have executed and delivered nondisclosure and assignment of invention agreements in the form attached hereto as Exhibit F, and all of such agreements are in full force and effect.

        3.21 ERISA. The Company does not have or otherwise contribute to or participate in any employee benefit plan subject to the Employee Retirement Income Security Act of 1974.

        3.22 BOOKS AND RECORDS. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The Company has delivered to counsel to the Purchasers copies of all of the minutes of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof held or taken since October 1, 1995.

        3.23 SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW. The transactions contemplated by this Agreement have been approved by the Board of Directors of the Company for purposes of Section 203 of the Delaware General Corporation Law.

        3.24 DISCLOSURES. Neither this Agreement nor any Attachment or Exhibit hereto, nor any report, certificate or instrument furnished to any Purchaser or its counsel in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Company knows of no information or fact which has or would have a Material Adverse Effect which has not been disclosed in the Disclosure Schedule.

4. COVENANTS

    4.1 REGISTRATION RIGHTS. The Company agrees that, at the First Closing, it will enter into a Registration Rights Agreement with the Purchasers, in the form and substance of Exhibit E attached hereto.

    4.2  RESERVATION OF COMMON STOCK.

    (a) As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, 250,000 shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon conversion of the Preferred Stock and exercise of the Warrants, and to sell to each of the Purchasers shares of its Common Stock at the Second Closing. The number of shares so reserved shall be increased to reflect stock splits and stock dividends and distributions.

    (b) From and after the date of stockholder approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, the Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon conversion of the Preferred Stock and exercise of the Warrants, and to sell to each of the Purchasers shares of its Common Stock at the Second Closing. The number of shares so reserved shall be increased to reflect stock splits and stock dividends and distributions.

    4.3 LISTING OF SHARES. The Company hereby agrees, promptly following the First Closing, to take such action to cause the Shares to be listed on the Exchange as promptly as possible but no later than 90 days following the First Closing Date. The Company further agrees, if the Company applies to have its Common Stock traded on any principal stock exchange or market, it will include the Shares in such application and will take such other action as is necessary or desirable to cause the Shares to be listed on such other exchange or market as promptly as possible.

    4.4 EXCHANGE ACT REGISTRATION. The Company will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act. The Company will take all action under its control to continue the listing and trading of its Common Stock on the Exchange and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD, the Nasdaq Inc. and the Exchange.

    4.5 LEGENDS. The Shares, and certificates evidencing the same shall, upon the effectiveness of the Registration Statement to be filed pursuant to the Registration Rights Agreement described in Section 4.1 (the "Registration Statement") be free of legends (except as provided in Section 5.1 below), "stop transfers," so-called, "stock transfer restrictions," or other restrictions.

    4.6 CORPORATE EXISTENCE. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

    4.7 BOARD OF DIRECTORS NOMINATIONS. The Company will cause David J. Dunn and Jonathan S. Huberman, or their successors as designated by the Purchasers (by action of the holders of at least 51% of the then outstanding Shares on as-converted basis), to be nominated on the Company's management slate of Directors for election to the Company's Board of Directors at the 1997 Annual Meeting of Stockholders to be held on or prior to December 19, 1997, and for re-election to the Company's Board of Directors on each Proxy Statement filed for each subsequent Annual Meeting of Stockholders (or Special Meeting of Stockholders where directors are elected) as their respective board seats come up for re-election until the earlier of (a) the date that the Company first reports Annual Net Income of at least Fifteen Million Dollars ($15,000,000) and
(b) the date that the Purchasers (including for this purpose each of the Purchaser's general partners and members of their respective immediate families to whom shares may have been distributed by a Purchaser) collectively own less than the Minimum Holdings (as defined below). The "Minimum Holdings" shall be the number of shares of Common Stock equal to 50% of the sum of (i) 4,582,500 (subject to appropriate adjustment for any stock dividend, stock split, combination or other similar recapitalization) (such number being the total number of shares of Common Stock issuable, as of the First Closing, upon conversion of the Preferred Stock issued to the Purchasers at the First Closing) and (ii) the total number of shares of Common Stock, if any, issued to the Purchasers at the Second Closing. For purposes of determining the total number of shares of Common Stock owned by the Purchasers, each of the Purchaser's general partners and members of their respective immediate families to whom shares may have been distributed by a Purchaser, such holders shall be deemed to own the total number of shares of Common Stock issuable upon conversion of the Preferred Stock. "Annual Net Income", as used herein, means the net income of the Company for a full fiscal year as reported in the Company's audited financial statements for such year, adjusted, however, by excluding from revenue for such fiscal year any extraordinary or non-recurring revenue and any up-front license fees which entitle the licensee-payor to license rights for a period in excess of one year.

    4.8  RIGHT OF FIRST REFUSAL.

    (a) Until such time as the earlier of (i) the date that the Company first reports Annual Net Income of Fifteen Million Dollars ($15,000,000) and (ii) the date that the Purchasers and their respective affiliates described in Section
4.7 collectively own less than the Minimum Holdings, each of the Purchasers shall have the right of first refusal to purchase all or part of its pro rata share of any New Securities (as defined below) which the Company may, from time to time, propose to sell and issue, subject to the terms and conditions set forth below. Each Purchaser's pro rata share, for purposes of this Section 4.8, shall equal a fraction, the numerator of which is the number of shares of Common Stock then held by such Purchaser or issuable upon conversion or exercise of any shares of Preferred Stock, the Warrants or other convertible securities, options, rights or warrants then held by such Purchaser, and the denominator of which is the total number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon conversion or exercise of then outstanding Preferred Stock or the Warrants or other convertible securities, option, rights or warrants held by the Purchasers.

    (b) "New Securities" shall mean any shares of capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever which are, or may become, convertible into capital stock; provided, however, that the term "New Securities" does not include

        (i) the shares of Preferred Stock and the Warrants issued or issuable to the Purchasers pursuant to the terms of this Agreement or the shares of Common Stock issued or issuable to the Purchasers upon conversion of such securities;

        (ii) securities issued for the acquisition of another corporation by the Company by merger, purchase of substantially all the assets of such corporation or another reorganization resulting in the ownership by the Company of not less than a majority of the voting power of such corporation;

       (iii) not more than 4,037,618 shares of Common Stock (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company) issued to directors or employees of or consultants to the Company pursuant to the Company's stock option plans and such additional shares of Common Stock that may be issued to employees of or consultants to the Company pursuant to stock option plans approved by a majority of the members of the Company's Board of Directors then in office;

        (iv) not more than 117,433 shares of Common Stock (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company) issued to employees of the Company pursuant to the Company's employee stock purchase plan;

        (v) not more than 304,500 shares of Common Stock (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common

    Stock of the Company) issued to Halifax Fund L.P. or Capital Ventures International or their permitted transferees, pursuant to warrants issued to such holders and outstanding on the date hereof;

        (vi) not more than 202,595 shares of Common Stock (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company) issued to Benjamin Huberman, James Fiebiger, Ton Tanke and Horst Sandfort or their permitted transferees, pursuant to warrants issued to such holders and outstanding on the date hereof;

       (vii) not more than 500,000 shares of Common Stock (such number being subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company) issued to Siemens Aktiengesellschaft ("Siemens"), pursuant to Section 5.1 of that certain License Agreement between the Company and Siemens dated October 22, 1997; or

      (viii) securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock.

    (c) In the event the Company intends to issue New Securities, it shall give each Purchaser written notice of such intention, describing the type of New Securities to be issued, the price thereof and the general terms upon which the Company proposes to effect such issuance. Each of the Purchasers shall have 20 days from the date of its receipt of any such notice to agree to purchase all or part of its pro rata share of New Securities, and any additional New Securities not purchased by the other Purchasers, for the price and upon the general terms and conditions specified in the Company's notice by giving written notice to the Company stating the quantity of New Securities to be so purchased. In the event a Purchaser elects not to purchase all of its pro rata share of New Securities, and if each of the other Purchasers has given written notice to the Company that it does not desire to purchase the New Securities not being purchased, the Company may issue the New Securities described in the Company's notice within 30 days after the expiration of such 20-day period, for the price and upon the general terms and conditions specified in the Company's notice to the Purchasers.

    (d) For purposes of this Section 4.8, "Purchaser" shall include the general partners, officers or other affiliates of the Purchaser and members of their families, and the Purchasers may apportion, to the extent such apportionment would not prevent the Company from issuing New Securities in satisfaction of its obligations under this Section 4.8 pursuant to an exemption from registration under the Securities Act, its pro rata share among itself and such general partners, officers, affiliates and family members in such proportion as it deems appropriate.

    4.9 ABSENCE OF STOCKHOLDER APPROVAL. In the event the stockholders of the Company do not approve the proposals described in Section 1.3(a)(x) of this Agreement at the Company's 1997 Annual Meeting of Stockholders to be held on or prior to December 19, 1997, the Company shall promptly reimburse each of the Purchasers for the reasonable costs and expenses, including reasonable attorneys' fees, incurred by such Purchaser in connection with this Agreement and the transactions contemplated hereby; and the condition to exercise contained in the second paragraph of the Warrants shall cease to apply with the effect that such Warrants shall be irrevocably exercisable in accordance with their terms.

    4.10 BOARD OF DIRECTORS EXPANSION, ETC. The Company and the Purchasers agree that the election of the Chairman of the Board of the Company, if any, and the nomination of additional Directors to serve as members of the Board beyond the number specified in Section 1.3(a)(x) of this Agreement shall require the affirmative vote of three-fourths of the members of the Board of Directors then in office, and the Company shall use its best efforts to cause its Board of Directors to amend by the By-laws of the Company to include therein such a provision. Any amendments to such bylaw provision shall require the affirmative vote of three-fourths of the members of the Board of Directors then in office.

    4.11 HART-SCOTT-RODINO ACT. The Company and the Purchasers shall each promptly file any Notification and Report Forms and related material that it may be required to file with the Federal Trade

Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Act, shall use its best efforts to obtain an early termination of the applicable waiting period, and shall make any further filings or information submissions pursuant thereto that may be necessary, proper or advisable.

    4.12 SALE OF SHARES UNDER RULE 144. From and after the First Closing, at the request of any holder of Shares (or other Registrable Securities (as defined in the Registration Rights Agreement) who proposes to sell the same in compliance with Rule 144 under the Securities Act, the Company shall (a) promptly furnish to such holder a written statement as to its compliance with the filing requirements of the SEC as set forth in Rule 144, as the same may be amended from time to time, and (b) make such additional filings of reports with the SEC as will enable the holders of Registrable Securities to make sales thereof pursuant to such Rule. The Company shall provide its transfer agent with appropriate instructions and/or opinions of counsel in order for any restrictive legend contained on the certificates for the Shares (or other Registrable Securities) to be removed when appropriate and for such holders to sell, transfer and/or dispose of the Registrable Securities in accordance with Rule 144.

    4.13 EXERCISE OF THE WARRANTS. Each of the Purchasers agrees that it shall not exercise the Warrants, in whole or in part, on or prior to December 19, 1997, PROVIDED, HOWEVER, each of the Purchasers may elect to exercise Warrants, in whole or in part, prior to such date in the event of any proposed (a) merger or consolidation of the Company into or with another corporation or other entity, (b) sale or other transfer in one or more transactions of 50% or more of the assets or earning power of the Company, (c) tender or exchange offer for securities of the Company, (d) sale or other transfer in one or more transactions of 20% or more of the securities of the Company, or (e) liquidation, dissolution or winding up of the Company.

    4.14 ABSENCE OF MATERIAL CHANGES. In addition to any other rights provided by law or in the Certificate of Designations, prior to January 31, 1998, without the prior written consent of the Purchasers holding at least 51% of the Shares then outstanding, the Company shall not: (a) issue any stock, bonds or other corporate securities or grant any option or issue any warrant to purchase or subscribe for any of such securities or issue any securities convertible into such securities, EXCLUDING, HOWEVER, options to purchase Common Stock issued to employees of the Company in the ordinary course of business pursuant to the Company's existing stock option plans; (b) declare or make any payment or distribution to its stockholders with respect to its stock, including without limitation a stock split or stock dividend, or purchase or redeem any shares of its capital stock; (c) reclassify any shares of its capital stock; (d) merge or consolidate with or into any corporation or other entity, or sell all or substantially all of its assets; or (e) commit or agree to do any of the foregoing in the future.

5. LEGENDS

    5.1 LEGENDS. The certificates evidencing the Preferred Stock, the certificates evidencing the Common Stock purchased by the Purchaser at the Second Closing and certificates evidencing any shares of Common Stock issued upon conversion of the Preferred Stock prior to the effectiveness of the Registration Statement and, except as hereinafter provided in this Section 5.1, after effectiveness of the Registration Statement, will bear the following legend (the "Legend"):

    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

    At the First Closing, the Company will issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock coterminous with the Company's appointment of any such substitute or replacement transfer agent) irrevocable instructions in form and substance reasonably satisfactory to the Purchasers. It is the intent and purpose of such instructions to require the transfer agent for the Common Stock from time to time to issue certificates evidencing the Shares free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with Company or its counsel and without the need for any further advice or instruction to the transfer agent by or from the Company or its counsel:

        (a) At any time from and after the effectiveness of the Registration Statement, except during periods when use of the Registration Statement is suspended (as described in Section 7 of the Registration Rights Agreement):

            (i) Upon any surrender of one or more Preferred Stock certificates for conversion into Underlying Stock, to the extent such surrender is accompanied by a conversion notice requesting the issuance of certificates evidencing Common Stock free of the Legend and either containing or also accompanied by representations to the effect that the holder of the surrendered securities intends to effect one or more sales of such Shares pursuant to and in accordance with the Registration Statement, including the prospectus delivery requirements applicable thereto; and

            (ii) upon any surrender of one or more certificates evidencing Shares and which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing or also accompanied by representations by the holder of the surrendered securities to the effect of those described in Section 5.1(a)(i) above.

        (b) At any time from and after the First Closing Date, upon any surrender of one or more certificates evidencing Shares and which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing or also accompanied by representations that (i) the holder thereof is permitted to dispose thereof pursuant to Rule 144 promulgated under the Securities Act or (ii) the holder intends to effect the sale or other disposition of such securities, whether or not pursuant to the Registration Statement, to a purchaser or purchasers who will not be subject to the registration requirements of the Securities Act, or (iii) such holder is not then subject to such requirements.

    In addition, and if applicable, the Company shall reissue the Preferred Stock, the Common Stock and the Underlying Stock without the Legend at such time as (i) the holder thereof is permitted to dispose thereof pursuant to Rule 144 under the Securities Act or (ii) the holder intends to effect a sale thereof to a purchaser or purchasers who will not be subject to the registration requirements of the Securities Act, or (iii) the holder is not then subject to such requirements.

    5.2 NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend has been or shall be placed on the share certificates representing the Securities and no instructions or "stop transfers," so called, "stock transfer restrictions," so called, or other restrictions have been or shall be given to the Company's transfer agent with respect thereto, other than as set forth in this Section 5.

    5.3 PURCHASER'S COMPLIANCE. Nothing in this section shall affect in any way the Purchasers' obligations under and agreement to comply with all applicable securities laws upon resale of the Securities.

6. CHOICE OF LAW AND VENUE

    THIS AGREEMENT SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW, EXCEPT TO THE EXTENT THAT THE LAW OF THE STATE OF DELAWARE REGULATES THE COMPANY'S ISSUANCE OF SECURITIES.

7. ASSIGNMENT; ENTIRE AGREEMENT; AMENDMENT

    7.1 ASSIGNMENT. This Agreement may not be assigned by the Purchasers or the Company to any other person. Notwithstanding the foregoing, the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any assignee of a Purchaser which is a general partner of such Purchaser and by any transferee of any of the Securities purchased or acquired by such Purchaser hereunder with respect to the Securities held by such person or entity.

    7.2 ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Preferred Stock, the Warrants, the Common Stock, the Registration Rights Agreement, the Ancillary Agreements and the other agreements and documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede all prior agreements and understandings relating to such subject matter, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

8. PUBLICITY

    The Company agrees that it will not disclose, and will not include in any public announcement, the name of a Purchaser without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement and subject to the prior review of the content of such disclosure by each of the Purchasers.

9. NOTICES, ETC.; EXPENSES; INDEMNITY

    9.1 NOTICES. Any notice, demand, request or other communication required or permitted to be given by either the Company or a Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or by facsimile, with a hard copy to follow by overnight delivery by a reputable courier:

        If to the Company, at 47100 Bayside Parkway, Fremont, California 94538,
    Attention: President, Facsimile No: (510) 623-4405, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Andrew J. Hirsch, Esq., Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, Facsimile No. (650) 493-6811; or

        If to a Purchaser, at its address set forth in Exhibit A, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser, with a copy to Paul P. Brountas, Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Facsimile No: (617) 526-5000.

    9.2 INDEMNIFICATION. Each party ("Indemnifying Party") shall indemnify the other party against any loss, liabilities, expenses, cost or damages (including reasonable attorney's fees) incurred as a result of the Indemnifying Party's breach of any representation, warranty, covenant or agreement in this Agreement. In addition, if the Company fails for any reason to sell the Preferred Stock to the Purchasers at the First Closing, the Company shall promptly pay the Purchaser an amount equal to the Purchasers' reasonable expenses and costs (including without limitation, reasonable attorneys' fees) incurred in connection with this Agreement and the transactions contemplated hereby.

10.COUNTERPARTS

    This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

11.SURVIVAL; SEVERABILITY

    The representations, warranties, covenants and agreements of the parties hereto shall survive both the First Closing and the Second Closing. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that the absence of such provision does not materially change the economic benefit of this Agreement to any party.

12.TITLE AND SUBTITLES

    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    IN WITNESS WHEREOF, the parties have signed this Agreement the day and year first written above.


ATTEST                                          GATEFIELD CORPORATION
/s/ DOUGLAS E. KLINT                            By: /s/ JAMES R. FIEBIGER
---------------------------------------------
Douglas E. Klint                                --------------------------------------------
VICE PRESIDENT, GENERAL COUNSEL                    James R. Fiebiger
AND CORPORATE SECRETARY                            ITS PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                PURCHASERS:
                                                IDANTA PARTNERS LTD.
                                                By: /s/ DAVID J. DUNN
                                                --------------------------------------------
                                                   David J. Dunn, TRUSTEE
                                                   DUNN FAMILY TRUST
                                                   GENERAL PARTNER

                                                DUNN FAMILY TRUST
                                                By: /s/ DAVID J. DUNN
                                                --------------------------------------------
                                                   David J. Dunn, TRUSTEE

                                                PERSCILLA FAILY TRUST
                                                By: /s/ PERSCILLA FAILY
                                                --------------------------------------------
                                                   Perscilla Faily, TRUSTEE

                                                                       EXHIBIT A

                               LIST OF PURCHASERS

                                        NO. OF SHARES      NO. OF SHARES                          NO. OF SHARES
                                        OF PREFERRED      OF COMMON STOCK                        OF COMMON STOCK
                                            STOCK          ISSUABLE UPON     AGGREGATE PURCHASE  TO BE PURCHASED
                                       TO BE PURCHASED      EXERCISE OF       PRICE TO BE PAID      AT SECOND
NAME AND ADDRESS OF PURCHASER         AT FIRST CLOSING        WARRANT         AT FIRST CLOSING       CLOSING
------------------------------------  -----------------  ------------------  ------------------  ----------------
Idanta Partners Ltd. ...............         790,000             788,223        $  3,620,175          3,620,175
  4660 La Jolla Village Drive, Suite
  850
  San Diego, California 91222
  Attn: David J. Dunn
  Facsimile No.: (619) 452-2013
Dunn Family Trust ..................         200,000             199,550        $    916,500            916,500
  4660 La Jolla Village Drive, Suite
  850
  San Diego, California 91222
  Attn: David J. Dunn, Trustee
  Facsimile No.: (619) 452-2013
Perscilla Faily Trust ..............          10,000               9,978        $     45,825             45,825
  4660 La Jolla Village Drive, Suite
  850
  San Diego, California 91222
  Attn: Perscilla Faily, Trustee
  Facsimile No.: (619) 452-2013
                                      -----------------       ----------     ------------------  ----------------
    TOTAL...........................       1,000,000             997,751        $  4,582,500          4,582,500
                                      -----------------       ----------     ------------------  ----------------
                                      -----------------       ----------     ------------------  ----------------

                                     B-A-1

                                                                       EXHIBIT B

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                  EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT

Warrant No. ______                        Number of Shares: ____________________
                                                         (subject to adjustment)

Date of Issuance: November 10, 1997

                             GATEFIELD CORPORATION
                         COMMON STOCK PURCHASE WARRANT
                         (Void after November 10, 1999)

    GateField Corporation, a Delaware corporation (the "Company"), for value received, hereby certifies that ______, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before November 10, 1999 at not later than 5:00 p.m. (California time), ______ shares of Common Stock, $.10 par value per share, of the Company, at a purchase price of $1.00 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

    Notwithstanding the foregoing, if (A) the stockholders of the Company approve the proposals to be submitted to them at the 1997 Annual Meeting of Stockholders to be held or or prior to December 19, 1997, as set forth in
Section 1.3(a)(x) of the Stock Purchase Agreement among the Company, the Registered Holder, the Dunn Family Trust and the Perscilla Faily Trust (collectively, the "Purchasers"), dated November 10, 1997 (the "Stock Purchase Agreement"), and (B) the Company issues 4,582,500 shares of its Common Stock to the Purchasers at the Second Closing (as defined the Stock Purchase Agreement), then, and only in such event, this Warrant shall be cancelled and all of the rights of the Registered Holder and the obligations of the Company hereunder shall be of no further force or effect and shall terminate effective at the later of, (i) the time such stockholder approval is so obtained and certified by the Secretary of the Company and the amendment to the Certificate of Incorporation of the Company so approved by the stockholders is duly filed and recorded under the laws of the State of Delaware and (ii) the effective time of the transactions consummated at the Second Closing (as defined in the Stock Purchase Agreement).

    1.  EXERCISE.

    (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as
EXHIBIT I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

    (b) The Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by cancelling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by (ii) the excess of the Fair Market Value per share of Common Stock as of the effective date of exercise, as determined pursuant to subsection 1(c) below (the

                                     B-B-1

"Exercise Date") over the Purchase Price per share. If the Registered Holder wishes to exercise this Warrant pursuant to this method of payment with respect to the maximum number of Warrant Shares purchasable pursuant to this method, then the number of Warrant Shares so purchasable shall be equal to the total number of Warrant Shares, minus the product obtained by multiplying (x) the total number of Warrant Shares by (y) a fraction, the numerator of which shall be the Purchase Price per share and the denominator of which shall be the Fair Market Value per share of Common Stock as of the Exercise Date. The Fair Market Value per share of Common Stock shall be determined as follows:

        (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the last reported sale price per share of Common Stock thereon on the Exercise Date; or, if no such price is reported on such date, such price on the next preceding business day (provided that if no such price is reported on the next preceding business day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause
    (ii)).

        (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market, or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Fair Market Value per share of Common Stock shall be the amount next determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company), (B) the Board of Directors shall make such a determination within 15 days of a request by the Registered Holder that it do so, and (C) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

    (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

    (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

        (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

        (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder

                                     B-B-2
    upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to subsection 1(b) above.

    2.  ADJUSTMENTS.

    (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

    (b) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this
Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

    (c) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(a) or (b) above.

    3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

    4.  REQUIREMENTS FOR TRANSFER.

    (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

    (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner

                                     B-B-3
of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

    (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

       "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

    5. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

    6. LIQUIDATING DIVIDENDS. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

    7.  NOTICES OF RECORD DATE, ETC.  In case:

        (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

        (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

        (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon

                                     B-B-4
    such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

    8. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

    9. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

    10. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

    11.  TRANSFERS, ETC.

    (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

    (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of EXHIBIT II hereto) at the principal office of the Company.

    (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; PROVIDED, HOWEVER, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

    12. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

    13. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

    14. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

    15. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

                                     B-B-5

    16. GOVERNING LAW. This Warrant will be governed by and construed in accordance with the laws of the State of California.

                                          GATEFIELD CORPORATION

                                          By:

                                            ------------------------------------

                                              James R. Fiebiger
                                            ITS PRESIDENT AND CHIEF EXECUTIVE
                                              OFFICER

ATTEST

---------------------------------------------

Douglas E. Klint
VICE PRESIDENT, GENERAL COUNSEL
AND CORPORATE SECRETARY

                                     B-B-6

                                                                       EXHIBIT C

                                    TERMS OF
                         CERTIFICATE OF DESIGNATION OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                             GATEFIELD CORPORATION

    One million (1,000,000) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

    1.  DIVIDENDS.

    (a) The holders of shares of Series B Preferred Stock shall be entitled to receive dividends of $0.137475 per share per annum (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), payable when and as declared by the Board of Directors of the Corporation. The right to receive dividends on Series B Preferred Stock shall accrue and shall be cumulative from the date of issuance of each share of Series B Preferred Stock, whether or not declared.

    (b) The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock until the holders of the Series B Preferred Stock then outstanding shall have first received a distribution at the rate specified in paragraph (a) of this Section 1.

    (c) For purposes of this Section 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares and other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

    2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

    (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, including any insolvency or bankruptcy proceeding affecting the Company which is not dismissed within sixty (60) days of the filing thereof, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series B Preferred Stock (such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount equal to the greater of (i) $9.165 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any accrued and unpaid dividends, whether declared or not, or (ii) such amount per share as would have been payable had each such share been converted into Common Stock pursuant to Section 4 immediately prior to such liquidation, dissolution or winding up. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series B Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series B Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would

                                     B-C-1
otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

    (b) After the payment of all preferential amounts required to be paid to the holders of Series B Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series B Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

    (c) In the event of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, if the holders of at least 51% of the then outstanding shares of Series B Preferred Stock so elect by giving written notice thereof to the Corporation at least three days before the effective date of such event, then such merger, consolidation or asset sale shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subsections 2(a) and 2(b) above. The Corporation shall promptly provide to the holders of shares of Series B Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series B Preferred Stock in order to assist them in determining whether to make such an election. If the holders of the Series B Preferred Stock make such an election, the Corporation shall use its best efforts to amend the agreement or plan of merger or consolidation to adjust the rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property to give effect to such election. The amount deemed distributed to the holders of Series B Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation. If no notice of the election permitted by this Subsection (c) is given, the provisions of Subsection 4(h) shall apply.

    3.  VOTING.

    (a) Each holder of outstanding shares of Series B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subsection 3(b) or Subsection 3(c) below or by the provisions establishing any other series of Preferred Stock, holders of Series B Preferred Stock and of any other outstanding series of Preferred Stock shall vote together with the holders of Common Stock as a single class.

    (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock on a parity with, or with priority or preference over, the Series B Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series B Preferred Stock.

                                     B-C-2

    (c) In addition to any other rights provided by law, so long as at least 500,000 shares of Series B Preferred Stock shall be outstanding (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than 50% of the then outstanding shares of Series B Preferred Stock:

        (i) Amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or By-laws, if such action would adversely affect the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, Series B Preferred Stock;

        (ii) Authorize or issue any new or existing class or classes or series of capital stock, excluding, however, shares of Common Stock issued (A) for a per share consideration greater than the Conversion Price (as defined in Section 4(a)), or (B) upon the exercise of options and warrants to acquire Common Stock which were outstanding prior to the Original Issue Date (as defined in Section 4(d)), other than the stock warrant to acquire Common Stock granted to Siemens Aktiengesellschaft ("Siemens") pursuant to Section
    5.2 of that certain License Agreement, dated as of October 22, 1997, between the Company and Siemens;

       (iii) Authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having rights to purchase, any shares of stock of the Corporation;

        (iv) Reclassify any Common Stock or any new or existing class or classes or series of capital stock;

        (v) Pay or declare any dividend or distribution on any shares of its capital stock (except dividends payable solely in shares of Common Stock), or apply any of its assets to the redemption, retirement, purchase or acquisition, directly or indirectly, through subsidiaries or otherwise, of any shares or its capital stock; or

        (vi) Issue any options, warrants or other securities exercisable or exchangeable for or convertible into shares of stock of the Corporation, EXCLUDING, HOWEVER, options and warrants to purchase Common Stock for a per share consideration (including for this purpose the consideration paid for any such warrants plus the consideration, if any, paid upon the acquisition of such shares of Common Stock) of greater than the Conversion Price (as defined in Section 4(a)).

    4. OPTIONAL CONVERSION. The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

        (a) RIGHT TO CONVERT. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $4.5825 by the Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall initially be $1.00 per share or if the election is made to reduce the Conversion Price pursuant to the provisions of Section 5(a) hereof, $.75 per share. Such initial Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below. In addition, any accrued and unpaid dividends in respect of shares of Series B Preferred Stock surrendered for conversion shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the aggregate dollar amount of such accrued and unpaid dividends by the Conversion Price.

        In the event of a notice of redemption of any shares of Series B Preferred Stock pursuant to Section 5 hereof, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the fifth business day preceding the date fixed for redemption, unless the

                                     B-C-3
    redemption price is not paid when due, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series B Preferred Stock.

        (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

        (c)  MECHANICS OF CONVERSION.

        (i) In order for a holder of Series B Preferred Stock to convert shares of Series B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series B Preferred Stock, at the office of the transfer agent for the Series B Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series B Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series B Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

        (ii) The Corporation shall at all times when the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

       (iii) Upon any such conversion, all accrued and unpaid dividends on the shares of Series B Preferred Stock surrendered for conversion shall be paid to the holders thereof.

        (iv) All shares of Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Series B Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.

        (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series B Preferred

                                     B-C-4

    Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

        (d) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the date on which a share of Series B Preferred Stock was first issued ("Original Issue Date") effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

        (e) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series B Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series B Preferred Stock then in effect by a fraction:

           (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

           (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

    provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series B Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series B Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series B Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series B Preferred Stock had been converted into Common Stock on the date of such event.

        (f) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Original Issue Date for the Series B Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series B Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series B Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the

                                     B-C-5
    holders of the Series B Preferred Stock; and provided further, however, that no such adjustment shall be made if the holders of Series B Preferred Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series B Preferred Stock had been converted into Common Stock on the date of such event.

        (g) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

        (h) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subsection 2(c)), each share of Series B Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series B Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series B Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series B Preferred Stock.

        (i) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

        (j) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and
    (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series B Preferred Stock.

                                     B-C-6

        (k)  NOTICE OF RECORD DATE.  In the event:

                (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

               (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

    then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series B Preferred Stock, and shall cause to be mailed to the holders of the Series B Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

       (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

       (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

    5. REDEMPTION FOR FAILURE TO OBTAIN STOCKHOLDER APPROVAL AND EVENT OF NONCOMPLIANCE.

        (a) In the event that:

                (i) the Corporation's stockholders do not, prior to December 19, 1997, approve (x) an amendment to the Corporation's Certificate of Incorporation providing for the classification of the Board of Directors of the Corporation into three classes, with members of each class serving staggered three-year terms, and the election of one Director designated by the holders of Series B Preferred Stock as a Class II Director with an initial term of two years and one Director designated by the holders of Series B Preferred Stock as a Class III Director with an initial term of three years, (y) an amendment to the Company's Certificate of Incorporation providing for the increase in the number of shares of authorized Common Stock from 40,000,000 to 65,000,000 and (z) the sale to Idanta Partners Ltd., the Dunn Family Trust and the Perscilla Faily Trust of shares of Common Stock which, together with the shares of Series B Preferred Stock owned by such entities, represent more than twenty percent (20%) of the Company's outstanding Common Stock (on an as-converted basis), or

                (ii) an Event of Noncompliance (as defined below) occurs,

    the holders of at least 51% of the then outstanding shares of Series B Preferred Stock may elect to either (A) cause the Company to redeem the shares of Series B Preferred Stock, in whole or in part, at a redemption price equal to $4.5825 per share plus accrued and unpaid dividends thereon (subject to adjustment for stock splits, stock dividends, combinations or similar recapitalizations affecting such shares) in cash for each share of Series B Preferred Stock then redeemed (the "Redemption Price")

                                     B-C-7
    or (B) reduce the Conversion Price as to all shares of Series B Preferred Stock from $1.00 to $.75 per share. If the election is made to reduce the Conversion Price, it shall be evidenced by a written notice delivered to the Company by such holders and such reduction shall automatically be effective on the date of delivery of such notice to the Company.

    (b) At least fifteen (15) days prior to the date fixed by holders electing to redeem their shares of Series B Preferred Stock ("Redeeming Holders"), for any redemption of Series B Preferred Stock (hereinafter the "Redemption Date"), the Redeeming Holders shall send the Corporation written notice that notifies the Corporation of their election to redeem such shares, specifying the Redemption Date and the number of shares to be redeemed and calling upon the Corporation to pay the Redemption Price (such notice hereinafter referred to as the "Redemption Notice"). On or prior to the Redemption Date, each Redeeming Holder shall surrender his or its certificate or certificates representing such shares to the Corporation, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of the Series B Preferred Stock designated for redemption in the Redemption Notice as holders of Series B Preferred Stock of the Corporation (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

    (c) "Event of Noncompliance", as used herein, means any of the following:

        (i) Any of the representations or warranties made by the Corporation in the Stock Purchase Agreement between the Corporation and the purchaser of the Series B Preferred Stock dated November 10, 1997 ("Stock Purchase Agreement"), or in any certificate or financial or other written statements of the Corporation furnished by or on behalf of the Corporation in connection with the execution and delivery of the Stock Purchase Agreement and the closings of the purchase of the securities contemplated thereby shall be false or (when taken together with other information furnished by or on behalf of the Corporation, including reports and/or filings made with the Securities and Exchange Commission) misleading in any material respect at the time made; or

        (ii) The Corporation shall fail to perform or observe any covenant or agreement in the Stock Purchase Agreement, or any other covenant, term, provision, condition, agreement or obligations of the Corporation under the terms hereof and such failure shall continue uncured for a period of ten
    (10) business days after notice from any holder of Series B Preferred Stock of such failure; or

       (iii) The Corporation shall (i) become insolvent; (ii) admit in writing its inability to pay its debts generally as they mature; (iii) make a general assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for or consent to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business; or

        (iv) A trustee, liquidator or receiver shall be appointed for the Corporation or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

        (v) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Corporation and shall not be dismissed within sixty (60) days thereafter; or

        (vi) Any money judgment, writ or warrant of attachment, or similar process in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate shall be entered or filed against the Corporation or any of its properties or other assets and shall remain unpaid, unvacated, unbonded and

                                     B-C-8
    unstayed for a period of forty-five (45) days or in any event later than ten
    (10) days prior to the date of any proposed sale thereunder; or

       (vii) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings, or relief under any bankruptcy law or any law for the relief of debt shall be instituted by or against the Corporation and, if instituted against the Corporation, shall not be dismissed within sixty (60) days after such institution or the Corporation shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit to any material allegations of, or default in answering a petition filed in, any such proceeding; or

      (viii) If prior to full conversion or redemption of the Series B Preferred Stock, trading in the shares of the Common Stock on the Nasdaq National Market shall be suspended for a period of five (5) consecutive trading days, other than as a result of the suspension of trading in securities in general, or if such shares are delisted and not relisted on the Nasdaq National Market within thirty (30) days thereafter; or

        (ix) If the Corporation has not, if requested by the holders of Series B Preferred Stock to do so, in accordance with the Registration Rights Agreement between the Corporation and the holders of the Series B Preferred Stock, caused a registration statement relating to the resale of the Common Stock issuable upon conversion of the Series B Preferred Stock to be filed with the Securities and Exchange Commission and used its best efforts after such filing to cause said registration statement to be declared effective, as promptly as possible and in no event later than 60 days after request by such holders, by the Securities and Exchange Commission.

    6.  REDEMPTION FOR FAILURE TO RESERVE SUFFICIENT SHARES OF COMMON STOCK.

    (a) In the event that at any time after October 31, 1999 all outstanding shares of Series B Preferred Stock cannot be fully converted into Common Stock at any time because the Corporation has failed to reserve or otherwise provide a sufficient number of shares of Common Stock to effect such conversion, the holders of at least 51% of the then outstanding shares of Series B Preferred Stock may elect to cause the Company to redeem the shares of Series B Preferred Stock, in whole or in part, at a redemption price per share (the "Section 6 Redemption Price") equal to the greater of (i) the Redemption Price and (ii) the result obtained by multiplying the Fair Market Value per share of Common Stock (as defined below) by the number of shares of Common Stock into which each share of Series B Preferred may then be converted.

    (b) The "Fair Market Value per share of Common Stock" shall be deemed to be the last reported sale price per share of Common Stock on a national securities exchange, the Nasdaq National Market, or another nationally recognized exchange or trading system on the date immediately preceding the date of delivery of the
Section 6 Redemption Notice; or, if no such price is reported on such date, such price on the next preceding trading day on which such price is reported.

    (c) Holders electing to redeem their shares of Series B Preferred Stock pursuant to this Section 6 (the "Section 6 Redeeming Holders"), shall send the Corporation written notice that notifies the Corporation of their election to redeem such shares in accordance with this Section 6, specifying the date (not less than ten days after the date of delivery of such notice) fixed by the
Section 6 Redeeming Holders for the redemption of Series B Preferred Stock (hereinafter the "Section 6 Redemption Date"), and the number of shares to be redeemed and calling upon the Corporation to pay the Section 6 Redemption Price (such notice hereinafter referred to as the "Section 6 Redemption Notice").

    (d) On or prior to the Section 6 Redemption Date, each Section 6 Redeeming Holder shall surrender his or its certificate or certificates representing such shares to the Corporation, and thereupon the Section 6 Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Section 6 Redemption Date, unless there

                                     B-C-9
shall have been a default in payment of the Section 6 Redemption Price, all rights of the holders of the Series B Preferred Stock designated for redemption in the Section 6 Redemption Notice as holders of Series B Preferred Stock of the Corporation (except the right to receive the Section 6 Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                                     B-C-10

                             GATEFIELD CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 15, 1997

    The undersigned, revoking any prior proxies, hereby appoint(s) James R. Fiebiger and Douglas E. Klint, and each of them with full power of substitution, as proxies of the undersigned to attend the Annual Meeting of Stockholders of GateField Corporation to be held on December 15, 1997 and at any adjournments thereof, and there to vote and act upon the following matters in respect of all shares of capital stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

    Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

    IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

1.    To elect the following individual as a Class I Director:
        James R. Fiebiger      / /    FOR                             / /    WITHHOLD
                               AUTHORITY
      To elect the following individuals as Class II Directors:
        David J. Dunn          / /    FOR                             / /    WITHHOLD
                               AUTHORITY
        Horst G. Sandfort      / /    FOR                             / /    WITHHOLD
                               AUTHORITY
      To elect the following individual as a Class III Director:
        Jonathan S. Huberman   / /    FOR                             / /    WITHHOLD
                               AUTHORITY
      If the proposed amendment to the Company's Certificate of Incorporation providing for a classified Board of Directors (proposal two) is not adopted, all four directors will be elected for a one-year term.
2.    To approve an amendment to the Company's Certificate of Incorporation providing for the classification of the Board of Directors into three classes, with members of each class serving staggered three-year terms.
                                  / /    FOR                            / /    AGAINST                            / /    ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

3.    To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 40,000,000 to
      65,000,000 shares.
                                  / /    FOR                            / /    AGAINST                            / /    ABSTAIN
4.    To approve the issuance of securities of the Company exceeding twenty percent of the outstanding Common Stock of the Company.
                                  / /    FOR                            / /    AGAINST                            / /    ABSTAIN
5.    To ratify the selection of Deloitte & Touche LLP as independent auditors for the
      Company for the current fiscal year.
                                  / /    FOR                            / /    AGAINST                            / /    ABSTAIN

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL SPECIFIED ABOVE, THIS PROXY WILL BE VOTED FOR SUCH ELECTION TO OFFICE OR PROPOSAL.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

DATED  ------------------------------
                                       ----------------------------------------

                                       ----------------------------------------
                                                     SIGNATURE(S)

                                       PLEASE SIGN THIS PROXY EXACTLY AS YOUR
                                       NAME APPEARS HEREON. JOINT OWNERS SHOULD
                                       EACH SIGN PERSONALLY. TRUSTEES AND OTHER
                                       FIDUCIARIES SHOULD INDICATE THE CAPACITY
                                       IN WHICH THEY SIGN. IF A CORPORATION OR
                                       PARTNERSHIP, THIS SIGNATURE SHOULD BE
                                       THAT OF AN AUTHORIZED OFFICER WHO SHOULD
                                       STATE HIS OR HER TITLE.

    PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.